SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934

Filed by the Registrant 			(X)
Filed by a Party other than the Registrant 	( )

Check the appropriate box:

(X) 	Preliminary Proxy Statement
(   ) 	Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
(   )	Definitive Proxy Statement
(   )  	Definitive Additional Materials
(   )  	Soliciting Material under Section 240.14a-12

              DYNAMIC ASSOCIATES, INC.
----------------------------------------------------------
   (Name of Registrant as Specified in its Charter)

----------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than
                      Registrant)

Payment of Filing Fee (Check the appropriate box):
 ( )	No fee required
 (X)	Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
        and 0-11.

        1) Title of each class of securities to which transaction applies: Common Shares

        2) Aggregate number of securities to which transaction
           applies:  5,341,666

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $0.01 which is the average of the high and low prices reported on March 6, 2001, by the OTC Bulletin Board.

        4) Proposed maximum aggregate value of transaction:
           $53,417

        5) Total fee paid:  $15

( )	Fee paid previously with preliminary materials.
( )	Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)        Amount Previously Paid:
        2)	  Form, Schedule or Registration Statement No.:
        3)	  Filing Party:
        4)	  Date Filed:

                   DYNAMIC ASSOCIATES, INC.
             6617 N. Scottsdale Road, Suite 103
                  Scottsdale, Arizona 85253


				 March 23, 2001

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Dynamic Associates, Inc., which will be held on April 5, 2001 at 10:00 a.m., Pacific Standard Time at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada
89102.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Dynamic Associates, Inc.


	                         Sincerely,


                                 /s/ Jan Wallace

		                 Jan Wallace
                                 CEO and Chairman

              DYNAMIC ASSOCIATES, INC.
     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 March 23, 2001

To the Shareholders:

Notice is hereby given that a special meeting of the holders of shares of common stock of Dynamic Associates, Inc., a Nevada corporation ("Dynamic Associates") will be held at Suite 500, 2300 West Sahara Avenue, Las Vegas,
Nevada 89102 on April 5, 2001 at 10:00 a.m., Pacific
Standard Time, for the following purposes:

1. To consider and vote upon the merger of Tele-Lawyer, Inc., a Nevada corporation, with Dynamic Associates wherein
Dynamic Associates will be the surviving entity.

2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 8, 2001 are entitled to notice of, and to vote at, this meeting.

Rights of dissenting shareholders:

With respect to the proposed merger, shareholders are entitled to assert dissenters' rights under Nevada Revised
Statutes 92A.300 to 92A.500. A discussion of these rights is included in the proxy statement included herewith, which discussion is incorporated into this Notice by this reference. Also incorporated into this Notice by reference is a copy of Nevada Revised Statutes 92A.300 to 92A.500 which is attached to the enclosed proxy statement as Appendix B.

                        BY ORDER OF THE BOARD OF DIRECTORS

			/s/ Jan Wallace
			Jan Wallace
                 	CEO and Chairman

Las Vegas, Nevada
March 23, 2001

                         IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND
RETURNING THE PROXY WILL SAVE DYNAMIC ASSOCIATES THE
EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

             DYNAMIC ASSOCIATES, INC.
       6617 N. Scottsdale Road, Suite 103
            Scottsdale, Arizona 85253

			 March 23, 2001

       PROXY STATEMENT FOR SPECIAL MEETING
               OF SHAREHOLDERS
           TO BE HELD APRIL 5, 2001

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR
TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN
THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF
PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY DYNAMIC ASSOCIATES OR ANY OTHER
PERSON.

SUMMARY TERM SHEET FOR THE MERGER

This summary term sheet for the merger highlights selected information from this proxy statement regarding the merger and the merger agreement and may not contain all of the information that is important to you as a Dynamic
Associates shareholder. Accordingly, we encourage you to carefully read this entire document and the documents to which we have referred you.

You are being asked to consider and vote upon a proposal to approve the merger of Dynamic Associates, Inc., a Nevada corporation ("Dynamic Associates") with Tele-Lawyer, Inc., a Nevada corporation ("Tele-Lawyer") pursuant to the terms and conditions of the merger agreement and the first amendment to merger agreement (collectively, "merger agreement"), attached to this proxy statement as Appendices
A1 and A2. As you consider how to vote, it is important that you understand the following:

* Before the merger takes place, it is a requirement that Dynamic Associates pay off or settle all of its liabilities, including any notes that might be outstanding. To accomplish this it may be necessary for Dynamic Associates to issue additional common shares of stock in exchange for the cancellation of debt. This will dilute your current stock position.
See the discussion under the heading "MERGER
DESCRIPTION" beginning on page 10.

* Before the merger takes place, only 250,000 common shares of Dynamic Associates can be issued and outstanding. If all of the note holders of Dynamic convert their debt to common stock as provided by the merger agreement, there will be approximately
76,231,429 shares of Dynamic common stock issued and outstanding at the time the merger is consummated.
Therefore, Dynamic Associates common stock will undergo a reverse split on a basis of approximately one share for every 305 shares presently outstanding, assuming all of the current note holders convert their debt to common stock. See the discussion under the heading "MERGER DESCRIPTION" beginning on page 10.

* Other than the potential beneficial economic impact to Dynamic Associates brought about by the acquisition of Tele-Lawyer, in the merger you will receive no consideration by virtue of your position as a shareholder of Dynamic Associates. After the merger you will continue to own the Dynamic Associates shares you now own after giving effect to the reverse split.
See the discussion under the heading "MERGER
DESCRIPTION" beginning on page 10.

* In the merger, Dynamic Associates will issue approximately 5,341,666 common shares in exchange for all of the shares of Tele-Lawyer presently outstanding. After the merger, Dynamic Associates will own 100% of Tele-Lawyer and the present Dynamic
Associates shareholders will own as a group approximately 4.5% of Dynamic Associates. See the discussion under the heading "MERGER DESCRIPTION" beginning on page 10.

* The board of directors of Dynamic Associates unanimously supports the merger. See the discussion under the heading "DYNAMIC ASSOCIATES' BOARD
RECOMMENDATION" beginning on page 13.

* The special meeting will be held at 10:00 a.m. Pacific
Standard Time on April 5, 2001, at Suite 500, 2300
West Sahara Avenue, Las Vegas, Nevada 89102. You can vote by attending the meeting or by filling out and sending in your proxy. See the discussions under the headings "GENERAL" at page 3 and "VOTE REQUIRED AND
VOTING" at page 4.

* If you send in your proxy and then, sometime before the meeting, change your mind about how you want to vote, you can revoke your proxy. See the discussion under the heading "REVOCATION OF PROXY" at page 4.

* If you do not agree with the merger and the merger takes place, you can demand and receive payment for your Dynamic Associates shares at their market value immediately before the merger. To receive payment, you must take certain actions describe on page 5 under the heading "RIGHTS OF DISSENTING SHAREHOLDERS", and as described in Appendix B.

* You can receive information about Dynamic Associates in addition to the information in this proxy statement by contacting Dynamic Associates or the SEC or the web site of the SEC. See the discussions under the headings "RECORDS AVAILABLE TO UNAFFILIATED
SHAREHOLDERS" at page 12 and "WHERE YOU CAN FIND MORE
INFORMATION" at page 17.

* This proxy statement contains forward-looking statements based upon expectations of the future success of Tele-Lawyer. External factors could cause actual results to differ. See the discussion under the heading "FORWARD-LOOKING STATEMENTS" beginning on page 16.

            THE SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Dynamic Associates to be voted at a special meeting of shareholders of Dynamic Associates (the "special meeting"), which will be held at 10:00 a.m. Pacific Standard Time on April 5, 2001, at Suite 500, 2300 West Sahara Avenue, Las
Vegas, Nevada 89102. The purpose of the special meeting is to consider and vote upon the merger of Tele-Lawyer with and into Dynamic Associates wherein Dynamic Associates will be the surviving entity. A copy of the merger agreement and the first amendment to merger agreement are attached to this proxy statement as Appendices A1 and A2. This proxy statement and the enclosed form of proxy are first being mailed to Dynamic Associates shareholders on or about March
23, 2001.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Dynamic Associates has fixed the close of business on March 8, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were approximately 57,071,435 shares of common stock issued, outstanding, and entitled to vote at the special meeting. Holders of common stock are entitled to one vote at the special meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Dynamic Associates and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Dynamic Associates will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.
Dynamic Associates will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials. Dynamic Associates has spent approximately $6,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Dynamic Associates will spend an additional $2,500 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Dynamic
Associates' proxies and related materials may be directed in writing to Grace Sim, at 6617 N. Scottsdale Road, Suite
103 Scottsdale, Arizona 85253.

VOTE REQUIRED AND VOTING

In order to obtain shareholder approval of the merger, fifty percent (50%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required to vote in favor of the merger at the special meeting. Any other matter that may be properly brought before the meeting may be approved if only a quorum of twenty-five percent (25%) of the issued and outstanding shares of common stock entitled to vote as of the record date are represented in person or by proxy, and fifty percent (50%) of the shares so represented vote in favor of the matter or matters.
Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

You can vote by either attending the special meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies.
If no contrary instructions are indicated, such shares will be voted FOR the merger, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the special meeting (of which Dynamic Associates is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the special meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the special meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other
than an irrevocable proxy coupled with an interest) at any
time before it is voted, by: (1) filing with the corporate
secretary of Dynamic Associates an instrument revoking the
proxy;  (2) returning a duly executed proxy bearing a later
date; or (3) attending the special meeting and voting in
person.  Attendance at the special meeting will not by
itself constitute revocation of a proxy.

RIGHTS OF DISSENTING SHAREHOLDERS

With respect to the proposed merger, shareholders are entitled to assert dissenters' rights under Nevada Revised
Statutes 92A.300 to 92A.500.  A copy of Nevada Revised
Statutes 92A.300 to 92A.500 is attached to this proxy statement as Appendix B. It is important that all shareholders review all of the provisions of Appendix B in order to be aware of all of their rights with respect to the proposed merger.

A shareholder who wishes to assert dissenter's rights must deliver to Dynamic Associates before the vote is taken at the special meeting, notice of his or her intent to demand payment for his or her shares if the merger is consummated and must not vote his or her shares in favor of the proposed action, otherwise his or her right to dissent and receive payment for his or her shares is lost. Said notice may be delivered to the attention of the secretary of Dynamic Associates, Grace Sim, at 6617 N. Scottsdale Road,
Suite 103, Scottsdale, Arizona 85253 or may be delivered in person at the location of the special meeting immediately prior to the start of the special meeting.

If the merger is authorized at the special meeting, Dynamic
Associates will within 10 days of the approval provide a dissenters' notice to all shareholders who complied with the terms and conditions of the preceding paragraph. The dissenters' notice will give instructions to each dissenter as to how to make demand for and receive payment for his common shares. Note that to obtain payment for shares, the instructions set forth above must be followed. It is not sufficient to merely vote against the merger at the special meeting.

                     THE MERGER

THE COMPANIES

Dynamic Associates
------------------

Dynamic Associates is engaged in managing the operation of psychiatric/geriatric units for various hospitals through Perspectives Health Management Corp., a Nevada corporation and a wholly owned subsidiary of Dynamic Associates
("PHMC"). PHMC provides elderly healthcare and gero-psychology services to small healthcare facilities unable to provide these services in house. The program conforms to the guidelines of the JCAHO Accreditation Manual for Hospitals and Medical Standards. The program is reimbursed at cost by Medicare when established as a distinct part unit of a Hospital that qualifies for an exemption from the Medicare Prospective Payment System ("PPS"). The PPS exemption provides for a cost plus reimbursement system for the unit, which allows the hospital to receive full reimbursement of the direct operating expenses, plus an allocation to the unit of a substantial portion of the hospital's overall overhead and capital costs.

Dynamic Associates is a Nevada corporation. Its executive offices are located at 6617 N. Scottsdale Road, Suite 103,
Scottsdale, Arizona 85253; telephone (480) 315-8600.
Financial information about Dynamic Associates is attached hereto as Appendix C.

Tele-Lawyer
-----------

Tele-Lawyer is in the business of arranging for the provision of legal advice and information to consumers of legal services through licensed attorneys. Tele-Lawyer also produces and sells specialized phone conferencing applications to professionals and associations. The specialized phone conference applications are most often in the form of continuing education programs for attorneys called Tele-Seminars. Tele-Lawyer is in the process of expanding its product and service offerings, as well as its geographic coverage, in order to create a nationwide hub for access to legal services. This expansion involves a number of enhancements to its website and phone services that will include the following services and products:

1.	Legal Information
2.	Referrals
3.	Filing Services
4.	Legal Forms
5.	Form Preparation
6.	Mediation (Dispute Resolution)
7.	Legal Advice
8.	Documentation Services
9.	Resale of Web site and Operator Phone Services
10.	Tele-Seminar Phone Conferencing
11.	Attorney Virtual Office Rentals

12.	Bidding for Attorneys
13.	Legal Books

Tele-Lawyer is a Nevada corporation. Its executive offices are located at 2300 W. Sahara Ave., Suite 5000, Las Vegas,
NV 89102; telephone (702) 312-6255. Financial information about Tele-Lawyer is attached hereto as Appendix D.

History & Development

Tele-Lawyer was formed in May of 1989 and opened for business in October 1989 as the first pay-as-you-go legal information and advice phone service. As originally conceived and still offered today, the Tele-Lawyer service provides consumers quick, convenient access to legal advice and information over the telephone. The client/caller phones into the service, tells an operator what kind of legal question they have, and then the operator directs the call to a licensed, experienced attorney. The attorney reviews the facts with the client, and then answers questions and provides general legal advice and information.

Publicity and attention to the service from inception was significant, with positive stories finding their way into most of the major newspapers throughout the country within the first year of operation. In addition, Tele-Lawyer quickly was recognized and received numerous awards from several different legal, phone and consumer organizations, including the American Bar Association's prestigious Louis
M. Brown award for access to legal services in 1995.

Notwithstanding the praise and acknowledgement of the press and related organizations, it quickly became evident that traditional means of marketing could not generate the volume of calls necessary to support and grow the business.
As a result, Tele-Lawyer went through a series of changes in operation and direction. One such change was the creation of its Tele-Seminar and Tele-Meeting services in 1992 and 1993.

Tele-Seminars are continuing education programs offered to professionals over the phone. Currently, Tele-Lawyer offers both live and recorded programs produced by various non-profit organizations. These organizations will typically find the speakers, design the program content and do the marketing. Tele-Lawyer will then handle everything else to present and operate the program over the phone.

Currently, Tele-Lawyer is involved in expanding its business operations to increase the number, type and geographic coverage of the services it offers in order to create a central hub or starting place for access to legal services nationwide. This expansion includes selling website and phone services to legal service providers, bar associations and federal and state courts as well as creating a range of unbundled legal services available to the general public through these non-profit groups and Tele-Lawyer's own website and hotline phone service. Tele-
Lawyer's direct consumer website services can be found at www.internetlawcenter.com. Tele-Lawyer's direct consumer phone services can be accessed at 1-800 835-3529.

Competition

While direct competition to all the Tele-Lawyer services is currently few, indirect competition is plentiful and active. A few providers of pay-as-you-go legal advice and information services exist, including Divorce Help Line in Santa Cruz, California and the Legal Advice Line in
Baltimore, Maryland. These companies, to one extent or another, provide legal advice over the phone for a fee.
Limitations are generally centered on the geographic region and the legal subject matter covered. In addition, there are virtually hundreds of legal aid and other non-profit services that offer legal advice either over the phone or in person, generally for free and only to low income qualifying individuals in a specific geographic region for certain types of legal problems.

With regard to the Tele-Seminar service, there are a number of conferencing companies that offer services similar to Tele-Lawyer's Tele-Seminar programs. While the competition in conferencing services in general is strong and getting stronger, there are only a few conferencing services that seek out and market to the continuing education market as part of their product offerings.

On the Internet, there are virtually thousands of legal and law related sites. For consumers, some offer legal information for free or on a subscription basis. Some offer forms and to a limited extent form preparation, and some even provide legal advice through e-mail exchanges.
Finder and referral lists can also be found in plenty for persons seeking attorneys and other legal sources of information. Lawyers also have access to these sites as well as a number of sites specifically designed for their legal research and referrals.

A short sample listing of legal websites include the
following:
*	Findlaw.com
*	Uslaws.com
*	Lawguru.com
*	Priweb.com
*	Lawyersweekly.com
*	Law.Cornell.edu
*	Legal.gsa.gov
*	Westlaw.com
*	Martindale.com
*       Lawyers.com
*	Lawoffice.com
*	Legal-bid.com
*	Probono.net
*	Legaladviceline.com
*	Ask-a-Lawyer.com
*	Divorce-Forms.com
*	Mylawyer.com
*	Thelaw.com

Marketing

Tele-Lawyer's marketing efforts are centered on sales to, and strategic partnerships with, non-profit associations and government agencies, such as legal aids, bar associations and the nation's courts. These clients are contacted by Tele-Lawyer sales representatives at conferences and through direct mail efforts and sold on the concept of using Tele-Lawyer's technology and services as part of their operations. These efforts have resulted in several agreements with such groups.

Employees

Tele-Lawyer currently has 15 full time employees including its President and CEO Michael Cane, Vice President and
Director of Business Development Elliot Schear, and
Treasurer and Chief Financial Officer Steven Fellows.
There are also two directors employed by Tele-Lawyer --
Sara Wessells the Director of Operations, and Alfredo
Gonzalez the Director of Technology.

In addition, Tele-Lawyer contracts for the services of a number of independent consultants and programmers in its operations.

None of Tele-Lawyer's employees are subject to collective bargaining agreements, nor have they been on strike, or threatened to strike, within the past three years. Tele-
Lawyer has no supplemental benefit or incentive arrangements with its employees other than an incentive stock option and health care plan.

Trademarks and Intellectual Property

The Company holds a number of US trademarks issued by the US Patent and Trademark Office. These include:

1. TELE-LAWYER -- both word and design
2. INFOLAW
3. 1-900 ATTORNEY
4. INTERNETLAWCENTER.COM

In addition, without holding a specified US trademark, the Company uses the following marks that it believes it has rights to under common law:

1. TELELAW
2. TELE-SEMINARS

Research and Development Expenditures

The Company has not conducted any research and development activities.

Subsidiaries

The Company does not have any subsidiaries

BACKGROUND OF THE MERGER

One hundred percent of the business operations of Dynamic
Associates are through its wholly owned subsidiary PHMC.
Operating revenues are generated primarily from Medicare reimbursements. Due in part to changes in the Medicare payment system, it has become increasingly difficult to achieve profitable operations in PHMC. Dynamic Associates management has therefore determined to sell PHMC. Absent the acquisition of some other business or product, upon the sale of PHMC, Dynamic Associates would be without business operations or significant assets. Dynamic Associates' management believes the business of Tele-Lawyer is a viable business concept with a potentially bright future. Through the merger, Dynamic Associates would acquire Tele-Lawyer's business operations as Dynamic Associates faces the prospect of selling PHMC. Management hopes this will revive Dynamic Associates' future financial prospects.

MERGER DESCRIPTION

Tele-Lawyer will be merged with and into Dynamic Associates with Dynamic Associates being the surviving entity and Tele-Lawyer either ceasing to exist or operating as a wholly owned subsidiary of Dynamic. The merger calls for each of the Tele-Lawyer shareholders to receive one share of Dynamic Associates common stock for each share of Tele-
Lawyer common stock they hold. In addition, each holder of an option or warrant to purchase Tele-Lawyer common stock under its incentive stock option plan shall be entitled to receive an option to purchase the same number of shares of Dynamic Associates stock under the same terms as provided in their option or warrant agreement.
Currently, Tele-Lawyer has issued options to purchase
325,000 common shares at $1 per share and options to purchase an additional 386,000 common shares at $3 per share. In addition, Tele-Lawyer has issued warrants to purchase 450,000 common shares at $3 per share.

In brief, the merger agreement is conditioned, among other things, upon the following:

*	Dynamic Associates shall extinguish all of its
        outstanding debt, including all existing notes, through a conversion to common stock or otherwise.
*	Dynamic Associates shall have settled and/or paid all
        outstanding claims, liabilities, actions or lawsuits to the satisfaction of Tele-Lawyer.
*	Dynamic Associates shall have extinguished all of its
        outstanding warrants, options and any other rights to acquire any shares of its common stock.
*	Dynamic Associates shall purchase or caused to be
        purchased 100,000 common shares of Dynamic Associates at a price of $3.00 per share.
*	After conversion of all debt to equity, settlement of
        all liabilities, extinguishments or exercise of all warrants and options, and after all other actions so that the issuance of further capital shares of Dynamic Associates is unnecessary to accomplish the objectives of the bullet points set forth immediately above, Dynamic Associates shall enact a reverse split of its shares so as to have at the consummation of the merger no more than 250,000 shares of common stock outstanding.

Dynamic Associates shareholders will receive no consideration in the merger. It should be noted, however, that the number of Dynamic Associates shares held by a shareholder as of the merger date will be reverse split on approximately a 1 for 305 basis prior to the consummation of the merger, if all of the note holders convert their debt to common stock as required by the merger agreement.
By operation of the merger, Tele-Lawyer shareholders will then be issued approximately 5,341,666 Dynamic Associates common shares in exchange for their shares in Tele-Lawyer.
Accordingly, following the merger, current Dynamic
Associates shareholders will own approximately 4.5% of the post merger company. Other than as set forth herein with respect to the number of shares, shares held by Dynamic
Associates shareholders after the merger will have the same rights and preferences as shares held prior to the merger.

All numbers in the preceding paragraph are approximations.
If Dynamic Associates finds it necessary to issue additional common shares prior to the merger for purposes of retiring notes or other debt and liabilities, it is likely the reverse split of Dynamic Associates shares prior to the merger will be greater than 1 for 305, giving a Dynamic Associates shareholder a smaller percentage ownership of the post merger company. Also, Tele-Lawyer continues to raise money at the present time pursuant to a private offering. If Tele-Lawyer is successful in raising additional funds through the sale of its stock prior to the merger, current Dynamic Associates shareholders will own less of the post merger company than as set forth in the preceding paragraph.

CHANGE IN CONTROL

Pursuant to the terms and conditions of the merger agreement, immediately following the merger, the officers and directors of Dynamic Associates will be replaced by the officers and directors of Tele-Lawyer.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

Mr. Michael Cane, the principal shareholder of Tele-Lawyer is a practicing attorney and securities counsel to Dynamic
Associates. Other than as securities counsel, he has had no business relationship with Dynamic Associates. In the merger, Mr. Cane he will receive one share of Dynamic
Associates common stock for each share of Tele-Lawyer common stock that he holds, the same consideration given every other shareholder of Tele-Lawyer. He will also receive an option to purchase shares of Dynamic common stock in exchange for his current option to purchase shares of Tele-Lawyer common stock at the same price and on the same terms. This is the same consideration given every other option holder of Tele-Lawyer. As a current officer and director of Tele-Lawyer, following the merger he will be an officer and director of Dynamic Associates. Mr. Cane has not and will not be representing Dynamic Associates with regard to the merger.

There are no other business relationships, other than the merger described herein, between Dynamic Associates and Tele-Lawyer, nor between them and any of the affiliates of the other. Also, there will be no securities purchased from any officer, director or affiliate of Tele-Lawyer in connection with the merger.

ACCOUNTING TREATMENT AND FEDERAL TAX CONSEQUENCES

The merger between Dynamic Associates and Tele-Lawyer will be accounted for as a recapitalization. The merger will be measured at the estimated fair market value of Dynamic
Associates immediately prior to the transaction. We do not anticipate any federal income tax consequences as a result of the merger that are material to Dynamic Associates or to the shareholders of Dynamic Associates.

STOCK ISSUED TO TELE-LAWYER SHAREHOLDERS

The shareholders of Tele-Lawyer will be receiving common shares of Dynamic Associates in the merger, which shares are exempt from registration under the Securities Act of 1933. The corporate charter of Dynamic Associates does not authorized the issuance of preferred shares nor does it allow the issuance of common shares pursuant to more than one designation and that designation may not be issued in series. All common shares are allowed one vote per share on any matter that comes before the shareholders and votes may not be cumulated in the election for directors. No common shares have preemption rights and in the event of liquidation, no common shares have preference over any other shares. Neither the charter nor the bylaws of Dynamic Associates contain any provision that would delay, defer or prevent a change in control of Dynamic Associates.

Dynamic Associates will take steps reasonably necessary to assure that Dynamic Associates common shares received by Tele-Lawyer shareholders in the merger will be eligible for trading on the OTC Bulletin Board under Dynamic Associates' symbol, DYAS.

RECORDS AVAILABLE TO UNAFFILIATED SHAREHOLDERS

Dynamic Associates will upon written request make available to any unaffiliated shareholder, at no charge, copies of any corporate records available to the public generally or which do not contain information proprietary to Dynamic
Associates and which may be helpful to such shareholder in making his or her voting decision. Dynamic Associates will not obtain counsel or appraisal services at its expense for individual unaffiliated shareholders.


COMPLIANCE WITH REGULATORY REQUIREMENTS

There are no federal or state regulatory requirements that must be complied with or federal or state regulatory approvals that must be obtained in connection with the merger.

DYNAMIC ASSOCIATES' BOARD RECOMMENDATION

The board of directors of Dynamic Associates recommends that shareholders of Dynamic Associates vote in favor of the merger at the special meeting of shareholders. This recommendation is for the reasons stated in the section under the heading "BACKGROUND OF THE MERGER". The board of directors believes the merger has a greater possibility of producing a return for Dynamic Associates shareholders than will result by staying with Dynamic Associates present business format.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of March 8, 2001, information regarding the beneficial ownership of shares by each person known by Dynamic Associates to own five percent or more of the outstanding shares, by each of the directors and by the officers and by each director and officer as a group.

Title			    	     Amount and
of		    Name of	     Nature of	        Percentage
Class	        Beneficial Owner  Beneficial Ownership  of Class
-------  	----------------  --------------------  ----------
Class A Common	Arab Bank (Switzerland)
  	        Geneva                 1,182,591          6.43%
		1 Qual Du Mont-Blanc
		P.O. Box 1096
		CH-1211,  Switzerland


Class A Common	Jan Wallace              550,000          2.99%
		(President & Director)
		6929 East Cheney
		Paradise Valley, AZ 85253

Class A Common	Grace Sim                 20,000          0.01%
		(Secretary/Treasurer, Director)
		6617 North Scottsdale Road,
		Suite 103
		Scottsdale, AZ 85250

Class A Common	All officers and         570,000          3.1%
		directors as a group (2 persons)
-------------------------------------------------------------------
It should be noted that it is likely there will be a change in control of Dynamic Associates in the near future. The merger agreement calls for the merger of Tele-Lawyer into Dynamic Associates on or before 15 days following the approval of the merger by Dynamic Associates' shareholders.
Immediately following the merger, the officers and directors of Dynamic Associates will be replaced by the officers and directors of Tele-Lawyer.

The following are the names of the officers and directors of Tele-Lawyer, their present positions with the Company, and some brief information about their background.

Name		Age	Offices Held
----            ---     ------------
Michael Cane	 46	Director, President
Elliot Schear	 49	Director, Vice President of Business
                        Development
Steven Fellows	 32	Treasurer and Chief Financial Officer
Alfredo Gonzalez 28	Director of Technology
Sara Wessells 	 38	Director of Legal Services

Michael Cane has been the President, Chief Executive
Officer and a director of Tele-Lawyer since its inception in 1989. Mr. Cane attended the University of California, Irvine where he received a B.A. degree in Economics in June 1975 with high honors. He then went on to receive his Juris Doctor degree from the University of Southern California School Of Law in May of 1978, also receiving high honors. Among these honors were Order of the Coif, Phi Beta Kappa, Summa Cum Laude, Dean's Honor List, and The American Jurisprudence Award in Constitutional Law. He is a licensed member of the Nevada, Washington, California and Hawaii State Bars, the U.S. Tax Court and maintains Real Estate Broker licenses in Nevada, California and Hawaii. In addition to his role with Tele-Lawyer, during the past several years, Mr. Cane has also been a Professor of law at Western State University School of Law (August 1991 to July 1997) and the managing member of Cane and Company, a private law practice (August 1998 to present). He is also the author of four books in the Five Minute Lawyer books series published by Dell in May of 1995 (Divorce, Taxes, Bankruptcy and Estate Planning).

Elliot Schear has been a director of Tele-Lawyer since 1999 and involved in its marketing efforts of the Company's
Tele-Seminar products since 1994. Mr. Schear graduated from University of California, Los Angeles with a BA degree in Political Science in 1974 and then received his Masters in Public Relations from the University of Southern California in 1978. Over the past several years, Mr. Schear has created and sold several businesses, including a network of metal working trade publications known as the Machine
Shopper, and a local community newspaper in the Los Angeles area. From 1989 to 1999, Mr. Schear was an owner of a business brokerage company in Los Angeles known as International Business Sales.

Steven D. Fellows has been the Company's Chief Financial
Officer since May 2000. Mr. Fellows received his Masters of Accountancy from Brigham Young University in Provo,
Utah. From 1991-1993, he worked as an independent systems consultant performing systems implementation and financial accounting services for small businesses. From 1993 -
1998, he worked for Arthur Anderson LLP in San Francisco,
CA where he received an early promotion to manager and handled the accounts of private and publicly held companies, including Fortune 500 businesses. From 1998 to 2000, Mr.

Fellows was Chief Financial Officer of VROOM.com in Dallas, TX, where he oversaw all financial and accounting aspects of the business.

Alfredo Gonzalez has been the Company's Director of Technology since August 2000. Mr. Gonzalez received a degree in electronics engineering from San Juan College in San Juan, Puerto Rico. He brings over 10 years of experience in technology design, development and implementation to Tele-Lawyer. In 1990, he founded
Professional Audio Designers, a leading edge audio company specializing in computer controlled sound reinforcement systems. In 1996, he founded Pro Auction Systems, Inc., an online trading company. In 1997, he became the Director of Technology of A-1 Audio, Inc. where he managed all MIS functions and developed and managed the company's web presence. Mr. Gonzalez has also used his skills to consult with a number of companies nationwide, specializing in computer networks and the Internet, including the concept, design, and programming of web sites.

Sara Wessells has been the Company's Director of Operations since October of 2000. Ms. Wessells brings over 15 years of experience in technology development and training. Most recently, she was the President of Information Services
Associates, a consulting firm specializing in software customization and training for the Legal Industry. She holds a Bachelor's Degree in Economics from the University of California, Santa Cruz and is certified to work with a variety of software packages designed for the Legal Market.

The following table sets forth, as of March 8, 2001, information regarding the beneficial ownership of shares by each person known by Tele-Lawyer, Inc. to own five percent or more of the outstanding shares, by each of the directors and by the officers and by each director and officer as a group.

Title
of		Name and address     Amount of 	           Percent
Class	        of Beneficial Owner  Beneficial Ownership  of Class*
-------  	-------------------  --------------------  ----------
Common Stock 	Michael A. Cane         2,843,750(1)	     53.24%
               (President, Director)
               2300 W. Sahara Ave., Suite500
               Las Vegas, NV 89102

Common Stock 	Brian Mekelburg           625,000	     11.70%
                8631 West 3rd St., #1035
                Los Angeles, CA 90048

Common Stock	Myrna Lee Mekelburg	  600,000	     11.23%
		3111 Belair Dr., #17G
		Las Vegas, NV 89109

Common Stock	VMR		          333,333	      6.24%
		65824 Schwalbach am Taunus
		Germany

Common Stock	Herb Cane	          312,500	      5.85%
		2636 Arimo
		Henderson, NV

Common Stock 	Elliot Schear                   0(2) 	         0%
                (Director)
                23915 Strathern St.
                West Hills, CA 91304

Common Stock 	Stephen Fellows                 0(3)		 0%
                (CFO)
                2300 W. Sahara Ave., Suite500
                Las Vegas, NV 89102

Common Stock 	Alfredo Gonzalez                0(4)		 0%
                (Director of Technology)
                2300 W. Sahara Ave., Suite500
                Las Vegas, NV 89102

Common Stock 	Sara Wessells                   0(5)		 0%
                (Director of Operations)
                2300 W. Sahara Ave., Suite500
                Las Vegas, NV 89102

Common Stock 	All Officers and Directors  2,843,750	      53.24%
                as a Group (5 persons)
---------------------------------------------------------------------
* Based on 5,341,666 shares of common stock outstanding as of September 15, 2000.
(1) Mr. Cane also holds stock options to purchase 50,000 shares at a price of $1.00.
(2) Mr. Schear also holds stock options to purchase 50,000 shares at a price of $1.00 and 50,000 shares at a price of $3.00 per share.
(3) Mr. Fellows also holds stock options to purchase
100,000 shares at a price of $3.00, part of which are not yet vested.
(4) Mr. Gonzalez also holds stock options to purchase
60,000 shares at a price of $3.00, part of which are not yet vested.
(5) Ms. Wessells also holds stock options to purchase
60,000 shares at a price of $3.00, part of which are not yet vested.

FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation
Reform Act of 1995 and are based, among other things, on our current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk. External factors that could cause our actual results to differ materially from our expectations include:

* Tele-Lawyer's ability to develop its business plan to the extent anticipated;
* The public's willingness to accept the delivery of legal services in the manner and by the methods being proposed by Tele-Lawyer; and
* Tele-Lawyer's ability to compete successfully within the legal services industry.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

               FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Dynamic
Associates' proxy statement and form of proxy for its next annual meeting of shareholders will be April 5, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Dynamic
Associates' proxy statement and form of proxy is considered untimely is 45 days prior to April 5, 2002.

              WHERE YOU CAN FIND MORE INFORMATION

Dynamic Associates is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Dynamic Associates files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450
Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of Dynamic Associates, Inc.

/s/ Jan Wallace
_______________________________
Jan Wallace
CEO and Chairman

                  DYNAMIC ASSOCIATES, INC.
                          PROXY

    FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF DYNAMIC
                    ASSOCIATES, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jan Wallace with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the special meeting of Dynamic Associates, Inc., a Nevada corporation ("Dynamic Associates"), to be held at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada 89102, on April 5, 2001 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]  Total Number of
                                           Shares Held: _________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.  Merger by and between Dynamic Associates and Tele-Lawyer,
Inc., a Nevada corporation.

                      FOR merger       NOT FOR merger
                        [_]               [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)             Dated: ________________, 2001



___________________________	___________________________

                         APPENDIX A

                 AGREEMENT AND PLAN OF MERGER


                           between


                   DYNAMIC ASSOCIATES, INC.

                          "Dynamic"


                             and


                       TELE-LAWYER, INC.

                        "Tele-Lawyer"

                AGREEMENT AND PLAN OF MERGER
                ----------------------------


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into on November 28, 2000, by and between DYNAMIC ASSOCIATES, INC., a Nevada corporation ("Dynamic"), and TELE-LAWYER, INC., a Nevada corporation ("Tele-Lawyer").

                      R E C I T A L S:
                      ----------------

     WHEREAS, the parties believe that a business combination between Dynamic and the Tele-Lawyer is in the best interest of the parties to this Agreement and their respective stockholders; and

     WHEREAS, the respective Boards of Directors and shareholders of the parties have approved, or will meet to consider and approve, the merger of Tele-Lawyer with and into Dynamic, upon the terms and conditions set forth in this Agreement and Plan of Merger in accordance with Chapter 92A "Mergers and Exchanges of Interest" of the Nevada Revised Statutes; and

     WHEREAS, each party hereto wishes to adopt this Agreement and Plan of Merger, together with the forms of Certificates of Merger attached hereto as Exhibit A (the "Certificates of Merger") as a "plan of reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and to cause the Merger to qualify as a reorganization under the provision of Section 368(a)(1)(A) of the Code, whereby each share of capital stock of Tele-Lawyer (the "Tele-Lawyer Common Stock") will be canceled and whereby Dynamic will be the surviving entity of a merger with Tele-Lawyer.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                   ARTICLE I.  THE MERGER

     1.1   The Merger.  At the Effective Time (as defined in Section
1.3 hereof) and subject to and upon the terms and conditions of this Agreement, Tele-Lawyer will be merged with and into Dynamic (the "Merger"). Following the Merger, Dynamic will continue as the surviving entity under the name "Dynamic Acquisition Corporation" and the separate corporate existence of Tele-Lawyer will cease. (Dynamic and Tele-Lawyer are sometimes referred to collectively herein as the "Constituent Companies").

     1.2   Effects of the Merger.   At the Effective Time, Tele-
Lawyer will be a wholly owned subsidiary of Dynamic. At the Effective Time, Dynamic will, without any other action, possess all the rights, privileges, powers and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of Tele-Lawyer. All property, rights, privileges, powers and franchises, and all and every other interest will be thereafter as effectually the property of Dynamic as they were of Tele-Lawyer, and the title to any real estate vested by deed or otherwise in Tele-Lawyer will not revert or be in any way impaired by reason of the Merger.
All rights of creditors and all liens upon any property of Tele-Lawyer will be preserved unimpaired, and all debts, liabilities and duties of Tele-Lawyer will thenceforth attach to Dynamic.

     1.3 Closing; Effective Time and Transaction Effective Date. The closing of the Merger (the "Closing") will take place on a date to be specified by the parties, but in no event more than fifteen
(15) business days following approval of the Merger by the shareholders of Dynamic (the "Closing Date"), subject to satisfaction or waiver of the conditions set forth in this Agreement, at 2300 W. Sahara Blvd., Suite 500, Las Vegas, NV 89102.
 The Merger will become effective at the time of the filing of the Certificate of Merger with the offices of the Secretary of State of the State of Nevada in accordance with the provisions of applicable law, which Certificates of Merger will be so filed as soon as practicable after the Closing. The date and time when the Merger will become effective shall be at such time as the Certificates of Merger are duly filed with the Nevada Secretary of State or such later date as mutually agreeable by the parties and specified in the Certificates of Merger (the "Effective Time").

     1.4   Certificate of Incorporation.  The Articles of
Organization and Bylaws of Dynamic in effect immediately prior to the Effective Time will remain the Articles of Organization and Bylaws of Dynamic until amended in accordance with the provisions of the applicable corporate law.

     1.5 Directors and Officers. The officers and directors of Dynamic immediately following the Effective Time will be the officers and directors of Tele-Lawyer, until their successors have been duly elected and qualified in accordance with the Articles of Incorporation and Bylaws of Dynamic.


        ARTICLE II.  STATUS AND CONVERSION OF SECURITIES

     2.1 Conversion of Securities. At the Effective Time, each share of Tele-Lawyer Common Stock issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holders thereof, automatically be canceled, retired and extinguished, and each outstanding share of Tele-Lawyer Common Stock will be converted into a share of Dynamic Common Stock ("Merger Consideration").

In addition, each holder of an option or warrant to purchase Tele-Lawyer common stock under its incentive stock option plan or otherwise shall be entitled to receive an option to purchase the same number of shares of Dynamic stock under the same terms as provided in their option or warrant agreement.

     2.2 Delivery of Merger Consideration. Dynamic shall deliver the Merger Consideration to each holder of Tele-Lawyer Common Stock within five (5) business days of Closing or within five (5) business days after surrender of certificates (the "Certificates") representing all shares of Tele-Lawyer Common Stock owned by such individual, whichever is later. By accepting delivery of the Merger Consideration, each such holder will be deemed to have represented to Dynamic that such stockholder has no present intention of selling or otherwise disposing of any of its interest in the Dynamic Common Stock received as part of the Merger Consideration, except as contemplated under that certain Registration Rights Agreement referenced in Section 2.8.

          (1) Certificates. The Certificates shall forthwith be canceled upon surrender. Until surrendered as contemplated by this
Section 2.3, each such Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender that pro rata portion of the Merger Consideration applicable thereto. No interest will be paid or will accrue on any portion of the Merger Consideration.

          (2) No Further Ownership Rights in Tele-Lawyer Common Stock. All shares of Dynamic Common Stock issued upon the surrender for exchange of the Certificates in accordance with the terms of this Article II shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to Tele-Lawyer Common Stock theretofore represented by such Certificates, and there shall be no further registration or transfer of the shares of Tele-Lawyer Common Stock after the Effective Time.

          (3) No Fractional Shares. No certificates or scrip representing fractional shares of Dynamic Common Stock shall be issued upon the surrender of certificates of Tele-Lawyer Common Stock for exchange. Notwithstanding any other provision of this Agreement, each holder of Tele-Lawyer Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Dynamic Common Stock (after taking into account all Certificates delivered by such holder) will promptly receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Dynamic Common Stock multiplied by the per share closing price of such Dynamic Common Stock as reported on the Nasdaq Over-The-Counter Bulletin Board on the date of the Effective Time.

          (4) Lost Certificates. In the event any Certificates have been lost, stolen or destroyed, upon the making of an affidavit of that fact, in form and substance reasonably satisfactory to Dynamic, by the person claiming such certificate to be lost, stolen or destroyed, Dynamic will issue in exchange for such lost, stolen or destroyed Certificate the shares of Dynamic Common Stock and cash in lieu of fractional shares, deliverable in respect thereof pursuant to this Agreement.

          2.3 Cancellation of Treasury Shares. Any authorized but un-issued shares of Tele-Lawyer Common Stock as of the Effective Time shall automatically be canceled and retired and shall cease to exist, and no Dynamic Common Stock, cash or other consideration will be delivered in exchange therefor.

          2.4 Securities Exemptions. Dynamic hereby represents, warrants and covenants that all the shares of Dynamic Common Stock comprising the Merger Consideration will be issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Each share certificate representing the Dynamic Common Stock so issued will be endorsed with a legend stating that the shares have been issued pursuant to an exemption from registration provided by the Securities Act and may not be sold without an exemption from registration or an effective registration statement.


   ARTICLE III. REPRESENTATIONS AND WARRANTIES OF TELE-LAWYER

As an inducement to Dynamic to enter into this Agreement and to consummate the Merger, Tele-Lawyer represents and warrants to Dynamic, which representations will be true and correct at Closing, as follows:

     3.1 Organization, Qualification and Authority. Tele-Lawyer is a corporation duly organized, validly existing and in good standing in the State of Nevada, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction. Tele-Lawyer does not own stock or equity interests in and does not control, directly or indirectly, any corporation, partnership, joint venture, association or business organization.
 Since the date of its organization and incorporation, Tele-Lawyer has consistently observed and operated within the corporate formalities of the jurisdiction in which it is incorporated and/or conducts its business, and has consistently observed and complied with the general corporation law of such jurisdiction. Tele-Lawyer has the full corporate power and authority to own, lease and operate its properties and assets as presently owned, leased and operated and to carry on its business as it is now being conducted.
 Subject to obtaining certain third party consents, Tele-Lawyer has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement. Subject to obtaining certain third party consents, the execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection herewith by Tele-Lawyer have been duly authorized by all necessary corporate action on the part of Tele-Lawyer and no other action on the part of Tele-Lawyer or any other person or entity is necessary to authorize the execution, delivery or consummation of this Agreement. This Agreement and all other agreements and documents executed in connection herewith by Tele-Lawyer, upon due execution and delivery thereof, will constitute the valid and binding obligations of Tele-Lawyer, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

     3.2   Capitalization and Stock Ownership

          (1) Common Stock. The authorized capital stock of Tele-Lawyer consists of twenty five million (25,000,000) shares, $0.001 par value, of common stock. Tele-Lawyer has issued the number of shares, options and warrants as provided in Exhibit 3.1 attached hereto. The Tele-Lawyer Stock is not subject to preemptive or comparable rights. The Tele-Lawyer Stock has been issued in accordance with all applicable federal and state securities laws.

          (2) Related Agreements. There are no voting trusts, voting agreements, shareholders' agreements or other comparable commitments or understandings to which Tele-Lawyer is a party or by which Tele-Lawyer is bound with respect to the voting of any Tele-Lawyer Stock.

     3.3 Absence of Default. The execution, delivery and consummation of this Agreement, and all other agreements and documents executed in connection herewith, by Tele-Lawyer will not constitute a violation of, be in conflict with, or, with or without the giving of notice or the passage of time, or both, result in a breach of, constitute a default under, or create (or cause the acceleration of the maturity of) any debt, indenture, obligation or liability or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the assets of Tele-Lawyer under: (a) any term or provision of the Certificate of Incorporation or Bylaws of Tele-Lawyer; (b) any material contract, lease, purchase order, agreement, document or other commitment, oral or written, to which Tele-Lawyer is a party or by which Tele-Lawyer is bound.


     ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF DYNAMIC

As an inducement Tele-Lawyer to enter into this Agreement and to consummate the Merger, and as an inducement to the Original Tele-Lawyer Stockholders to approve of and consummate the Merger, Dynamic hereby represents and warrants to each such party, which representations and warranties will be true and correct at Closing, as follows. Any representation, warranty or covenant of or relating to Dynamic is hereby deemed to also be a representation, warranty or covenant of or relating to any and all of the Dynamic Subsidiaries (as defined in Section 4.1).

     4.1 Organization, Qualification and Authority. Dynamic is a corporation duly organized, validly existing and in good standing in the State of Nevada, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction. Dynamic does not own stock or equity interest in and does not control, directly or indirectly, any corporation, partnership, joint venture, association or business organization other than the entity set forth on Exhibit 4.1 attached hereto (the "Dynamic Subsidiary"). Since the date of its organization and incorporation or formation, Dynamic has consistently observed and operated within the corporate formalities of the jurisdictions in which it is organized and/or conducts its business, has consistently observed and complied with the general corporation law of such jurisdictions and has been duly qualified to do business as a foreign corporation in all relevant jurisdictions. All outstanding shares of capital stock of the Dynamic Subsidiaries consist solely of common stock and have been validly issued in accordance with all applicable federal and state securities laws and are owned by Dynamic free and clear of all liens, charges, encumbrances, claims and options of any nature. Dynamic has the full right, power and authority to own, lease and operate its properties and assets as presently owned, leased and operated and to carry on its business as it is now being conducted. Subject to obtaining requisite approval of the shareholders of Dynamic, Dynamic has the full right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement, to consummate the transactions contemplated on the part of Dynamic hereby, and to take all actions necessary to permit or approve the actions Dynamic is to take in connection with this Agreement. Subject to obtaining requisite approval of the shareholders of Dynamic, the execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection herewith by Dynamic have been duly authorized by all necessary corporate action on the part of

Dynamic. No other action on the part of Dynamic, or any other person or entity is necessary to authorize the execution, delivery and consummation of this Agreement and all other agreements and documents executed in connection herewith, other than such shareholder approval. This Agreement and all other agreements and documents executed in connection herewith by Dynamic, upon due execution and delivery thereof, will constitute the valid and binding obligations of Dynamic as the case may be, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by general principles of equity.

     4.2   Capitalization and Stock Ownership.

          (1) Common Stock. The authorized capital stock of Dynamic (the "Dynamic Common Stock") consists of 100,000,000 shares, $0.001 par value, of common stock, of which 18,386,429 shares are currently issued and outstanding as of the date hereof.
 The Dynamic Common Stock, along with the securities referenced in clause (2) below, constitutes all current issued and outstanding securities of Dynamic, and are duly authorized, validly issued, fully paid and non-assessable. The convertible notes issued by Dynamic in July 1999 constitute all past securities of Dynamic not currently outstanding, were duly authorized and validly issued, and no party has any rights or claims with respect thereto. The Dynamic Common Stock is not subject to preemptive or comparable rights. The Dynamic Common Stock and all other currently or previously outstanding securities of Dynamic have been issued in accordance with all applicable federal, state and foreign securities laws.

          (2) Other Securities. As of the date hereof, 8,575,000 shares of Dynamic Common Stock are reserved for issuance upon the exercise of outstanding warrants (the "Dynamic Warrants"), 117,500 shares of Dynamic Common Stock are reserved for issuance upon exercise of outstanding options (the "Dynamic Options"), all of which have been granted under the 1997 Stock Option Plan, 8,325,000 shares of Dynamic Common Stock are reserved for issuance upon conversion of certain replacement 7.5% convertible subordinated notes (the "Dynamic Secured Notes"), and no other shares of Dynamic Common Stock are or need to be reserved for any other purpose other than as Merger Consideration. Dynamic has issued the Dynamic Secured Notes in the aggregate principal amount of $8,325,000 which Notes are convertible into that number of shares of Dynamic Common Stock equal to the principal amount of such notes divided by $1.00.
 The redemption of the original Notes and the issuance of the Dynamic Secured Notes in replacement thereof was effected in full compliance with law. True and correct fully executed copies of all documents regarding the redemption and issuance of the convertible Notes by Dynamic have been provided to Tele-Lawyer. Except for the Dynamic Warrants, the Dynamic Options and the Dynamic Secured Notes referenced in this clause (2) there are not any existing options, warrants, calls, subscriptions, stock appreciation rights or other rights or agreements or commitments obligating Dynamic to issue, transfer or sell any capital stock or other security of it or any Dynamic Subsidiary, or any other security convertible into or evidencing the right to subscribe for any such security.

          (3) Related Agreements. There are no voting trusts, voting agreements, shareholders' or other comparable commitments or understandings, oral or written, to which Dynamic or any holder of Dynamic securities is a party or by which Dynamic or any such holder is bound with respect to the voting of any Dynamic Common Stock or the capital stock or securities of any Dynamic Subsidiary, either before or after Closing of the Merger.

          (4) Dynamic Common Stock. On the Closing Date, Dynamic will have a sufficient number of authorized but un-issued and/or treasury shares of Dynamic Common Stock available for issuance to the Original Tele-Lawyer Stockholders in accordance with the provisions of this Agreement. The Dynamic Common Stock to be issued as Merger Consideration pursuant to the Agreement will, when so delivered, be duly and validly issued in accordance with all applicable federal and state securities laws, will be exempt from registration requirements of the 1933 Act and state "blue sky" laws, will be fully paid and non-assessable, and will be free and clear of preemptive or comparable rights.

     4.3 Convertible Unsecured Debt; Refinancing. The Dynamic Secured Notes and the convertible notes they replaced were offered, sold and issued in compliance with law, including but not limited to applicable federal, state and foreign securities laws. The Trust Indenture Act of 1939, as amended, did not apply to the offer, sale, issuance or ownership of either the Dynamic Secured Notes or the convertible notes they replaced.

     4.4 Absence of Default. The execution, delivery and consummation of this Agreement, and all other agreements and documents executed in connection herewith by Dynamic will not constitute a violation of, be in conflict with, or, with or without the giving of notice or the passage of time, or both, result in a breach of, constitute a default under, or create (or cause the acceleration of the maturity of) any debt, indenture, obligation or liability or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the assets of Dynamic under: (a) any term or provision of the Charter or Bylaws of Dynamic; (b) any material contract, lease, purchase order, agreement, document or other commitment, oral or written, to which Dynamic is a party or by which Dynamic is bound (collectively the "Dynamic Contracts"); (c) any judgment, decree, order, writ, injunction or rule of any court or regulatory authority; or (d), to the knowledge of Dynamic, any law, statute, rule or regulation to which Dynamic is subject.

               ARTICLE V. COVENANTS OF PARTIES

     5.1 Preservation of Business and Assets. From the date hereof until the Closing, each party will use its best efforts and will do or cause to be done all such acts and things as may be necessary to preserve, protect and maintain intact the operation of its respective business and assets as a going concern consistent with prior practice and not other than in the ordinary course of business, including preserving, protecting and maintaining the goodwill of the suppliers, employees, clientele, patients and others having business relations with such party. Each party will use its best efforts to retain its employees in their current positions up to Closing. Through Closing, other than consistent with the terms of this Agreement, no party will acquire or sell or agree to acquire or sell by merging or consolidating with, or by purchasing or selling a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof. Except as expressly set forth in this Agreement or any related Agreement, the execution, delivery and consummation of this Agreement and the transactions contemplated hereunder will not give rise to any obligation of any party hereto, or any right of any holder of any security of any party hereto to require such party, to purchase, offer to purchase, redeem or otherwise prepay or repay any capital stock or other security, or deposit any funds to affect the same. All parties will use their best efforts to facilitate the consummation of the Merger as contemplated hereunder, including obtaining requisite approval of stockholders and third parties. Through Closing, except as expressly set forth in this Agreement and except for the exercise or termination of any outstanding Dynamic Warrants, Dynamic Options, the conversion of Dynamic Secured Notes, or the sale of Tele-Lawyer Common Stock, no party will issue, deliver or sell, or authorize or propose to issue, deliver or sell, any shares of its capital stock of any class, any voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities. Through Closing, except with the exception of a reverse split of Dynamic Common Stock described herein, no party will split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase, redeem or otherwise acquire any shares of its capital stock. From the date hereof until the Closing, no party will pay any dividend or distribution to its stockholders as such, and no party will sell, discard or dispose of any of its assets, except for the sale of the assets of the Dynamic Subsidiary.

     5.2 Absence of Material Change. From the date hereof until the Closing, no party will make any change in its business or in the utilization of its assets and will not enter into any contract or commitment or any other transaction with respect to its business or its assets which is contrary to its representations, warranties and obligations as set forth in this Agreement.

     5.3 Material Transactions. Except as contemplated by this Agreement, prior to the Effective Time, each party hereto, including its respective subsidiaries, if any, will not, without first obtaining the written consent of the other parties hereto:

          (1) dispose of or encumber any asset or enter into any transaction or make any contract commitment relating to the properties, assets and business of such entity, other than in the ordinary course of business or as otherwise disclosed herein;

          (2) enter into any employment contract which is not at will or terminable upon notice of thirty (30) days or less, without penalty;

          (3) enter into any contract or agreement (i) which cannot be performed within three months or less, or (ii) which involves the expenditure of over $10,000.00, except in the ordinary course of business;

          (4) except as contemplated herein, issue or sell, or agree to issue or sell, any shares of capital stock or other securities of such entity;

          (5) make any payment or distribution under any bonus, pension, profit-sharing or retirement plan or incur any obligation to make any such payment or contribution which is not in accordance with such entities usual past practice, or make any payment or contributions or incur any obligation pursuant to or in respect of any other plan or contract or arrangement of providing for bonuses, executive incentive compensation, pensions, deferred compensation, retirement payments, profit-sharing or the like, establish or enter into any such plan, contract or arrangement, or terminate any plan;

          (6) extend credit to anyone except in the ordinary course of business consistent with prior practice;

          (7) guarantee the obligation of any person, firm or corporation;

          (8) amend its charter or bylaws, or applicable organizational documents;

          (9) set aside or pay any cash dividend or any other distribution on or in respect of its capital stock or any redemption, retirement or purchase with respect to its capital stock or issue any additional shares of its capital stock; or engage in any stock split, re-capitalization, reorganization or comparable transaction;

         (10) discharge or satisfy any lien, charge, encumbrance or indebtedness outside the ordinary course of business;

         (11) institute, settle or agree to settle any litigation, action or proceeding before any court or governmental body;

         (12) authorize any compensation increase of any kind whatsoever for any employee, consultant or other representative; or

         (13) engage in any extraordinary transaction.

     5.4   Preparation of the Proxy Statement; Stockholders Meetings.

          (1) As soon as practicable, Dynamic shall prepare and file with the SEC and any appropriate foreign governmental authorities a proxy statement relating to the meeting of Dynamic's shareholders to be held in connection with obtaining the approval of Dynamic's shareholders (as the same may be amended or supplemented from time to time, the "Proxy Statement"). Dynamic will cause the Proxy Statement to be mailed to the holders of Dynamic Common Stock as promptly as practicable thereafter.
Dynamic shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or to file a general consent to service of process) required to be taken under any applicable state or foreign securities laws in connection with the issuance of the Dynamic Common Stock in the Merger, and Tele-Lawyer shall furnish all information concerning Tele-Lawyer and the Original Tele-Lawyer Stockholders as may be reasonably requested in connection with any such action. No filing of, or amendment or supplement to, the Proxy Statement will be made by Dynamic without providing Tele-Lawyer and its counsel ample opportunity to review and comment thereon. Dynamic will advise Tele-Lawyer of the time when the Proxy Statement is filed, the Proxy Statement is mailed to shareholders, any supplement or amendment has been filed or mailed, or comments thereon and responses thereto or requests by governmental authorities for additional information. If at any time prior to the Effective Time any information relating to Dynamic or Tele-Lawyer, or any of their respective affiliates, officers or directors, should be discovered by Dynamic or Tele-Lawyer which should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed and, to the extent required by law, disseminated to the stockholders of Dynamic.

          (2) Dynamic shall, as promptly as reasonably practicable after the date hereof give notice of, convene and hold a meeting of its shareholders (the "Dynamic Shareholders Meeting") in accordance with Chapter 78 "Private Corporations" and Chapter 92A "Mergers and Exchanges of Interest" of the Nevada Revised Statutes (collectively, the "Nevada Acts") and the requirements of the Nasdaq Over-The-Counter Bulletin Board and any applicable foreign authorities for the purpose of obtaining Dynamic's shareholder approval of the Merger and shall, through its Board of Directors, recommend to its shareholders that they approve of the Merger in all respects.

          (3) As an integral part of its obligations Dynamic will comply with the provisions of Rule 144(c) under the Securities Act in order that affiliates of Tele-Lawyer may resell the Dynamic Common Stock they receive pursuant to the Merger pursuant to Rule 145(d) under the Securities Act, and agrees that the registration statements to be filed will include such information as may be requested by Tele-Lawyer to permit re-sales of such Dynamic Common Stock by persons who may be deemed to be underwriters of Dynamic Common Stock pursuant to Rule 145 under the Securities Act.

     5.5   Certain Tax Matters.

          (1) During the period from the date hereof through the Effective Time, no party will knowingly or negligently take or fail to take any action that would jeopardize the treatment of the Merger as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code (and any comparable provisions of applicable state law). Each party hereto shall report the Merger, and the Exchange, as a reorganization under Section 368(a) of the Code, and shall not take any position inconsistent with this characterization except in the event of a contrary final determination of the Internal Revenue Service. If any party receives notice of any contrary position by the Internal Revenue Service any party hereto may, at its option and sole expense, contest such position, in which event the other parties hereto shall cooperate with such contest as reasonably requested by the contesting party.

          (2) Each party hereto shall provide to the other parties, at the expense of the requesting party, with such assistance as may reasonably be requested by any of them in connection with the preparation of any tax return, any audit or other examination by any regulatory authority, or any judicial or administrative proceedings relating to liability for taxes, and each party will retain and provide the requesting party with any records or information that may be relevant to any of the foregoing.

     5.6 Legal Conditions to Merger. Each party hereto will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Merger and will promptly cooperate with and furnish information to each other party in connection with any such requirements imposed upon either any of them in connection with the Merger.

     5.7 Preserve Accuracy of Representations and Warranties. Each party hereto will refrain from taking any action which would render any of its representations and warranties contained in this Agreement untrue, inaccurate or misleading as of Closing and the Effective Time. Through Closing, each party will promptly notify the other parties of any lawsuit, claim, audit, investigation, administrative action or other proceeding asserted or commenced against such party that may involve or relate in any way to another party to this Agreement. Each party hereto will promptly notify the other parties of any facts or circumstances that come to its attention and that cause, or through the passage of time may cause, any of a party's representations, warranties or covenants to be untrue or misleading at any time from the date hereof through Closing.

     5.8 Notice of Subsequent Events. Each party hereto shall notify the other parties of any changes, additions or events of which it has knowledge which would cause any material change in or material addition to this Agreement (including but not limited to the Exhibits attached hereto and thereto) promptly after occurrence of the same. If the effect of such change or addition would, individually or in the aggregate with the effect of changes or additions previously disclosed pursuant to this Section, constitute a material adverse effect on the notifying party, any non-notifying party may, within ten (10) days after receipt of such notice, elect to terminate this Agreement. If no non-notifying party gives written notice of such termination with such 10-day period, the non-notifying parties shall be deemed to have consented to such change or addition and shall not be entitled to terminate this Agreement by reason thereof.

     5.9 Medicare and Medicaid Reporting. Through Closing, the parties will timely file or cause to be filed all reports and claims of every kind, nature or description, required by law or by written or oral contract to be filed with respect to the purchase of services by third party payors, including, but not limited to, Medicare, Medicaid and Blue Cross.

    5.10 Current Return Filing. Each party will be responsible for the preparation and filing of all of such party's own tax returns which were due on or before the Closing, and the payment of all taxes due.

    5.11 Maintain Books and Accounting Practices. From the date hereof until the Closing, each party will maintain its books of account in the usual, regular and ordinary manner on a basis consistent with prior years and will make no change in its accounting methods or practices.

    5.12 Compliance with Laws and Regulatory Consents. From the date hereof until the Closing, (a) each party will comply with all applicable statutes, laws, ordinances and regulations, (b) each party will keep, hold and maintain all Licenses, (c) each party will use its reasonable efforts and will cooperate fully with the other parties hereto to obtain all consents, stockholder and other approvals, exemptions and authorizations of third parties, whether governmental or private, necessary to consummate the Merger, and
(d) each party will make and cause to be made all filings and give and cause to be given all notices which may be necessary or desirable on their part under all applicable laws and under their respective contracts, agreements and commitments in order to consummate the Merger.

    5.13 Maintain Insurance Coverage. From the date hereof until the Closing, each party will maintain and cause to be maintained in full force and effect all its currently existing insurance on such party's assets and the operations of such party's business.

    5.14 Closing Deliveries. At Closing, the parties hereto will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to the receiving party:

          (1) Tele-Lawyer will deliver to Dynamic stock certificates of Tele-Lawyer, duly endorsed by the original Tele-Lawyer Stockholders or with stock powers attached, representing all of the issued and outstanding shares of Tele-Lawyer Common Stock; provided, however, that a failure by Tele-Lawyer to deliver the same will not be deemed a breach of this Agreement.

          (2) Dynamic will deliver to the Original Tele-Lawyer
Stockholders' certificates representing the shares of Dynamic
Common Stock comprising the Merger  Consideration set forth herein.

          (3) Each party will deliver the Certificates of Merger in form acceptable for filing with the applicable Secretaries of State.

          (4) Each party shall deliver such customary certificates of its officers and such other customary closing documentation as may be reasonably requested by the other parties, including without limitation:

              (i)  Certificates of Existence and/or "Good
                   Standing" regarding the delivering party and its subsidiaries, certified by the appropriate Secretary of State and dated within (10) business days of Closing;

             (ii) Incumbency Certificates certifying the identity of the officers of the delivering party and its subsidiaries; and

            (iii) Charters, Operating Agreement or Certificates of Incorporation, as certified by the appropriate Secretary of State within ten (10) business days of Closing, and Bylaws, as certified by an appropriate officer as of Closing, of the delivering party and its subsidiaries.


                           ARTICLE IVI.
                      CONDITIONS TO CLOSING

     6.1     Conditions to Each Party's Obligation to Effect the
Merger. The obligation of each party hereto to effect the Merger shall be subject to the fulfillment at or prior to the Closing of the following conditions:

          (1) Dynamic shall have purchased or caused to be purchased on or before December 15, 2000, 100,000 shares of Tele-
Lawyer, Inc. stock at a price of $3 per share.

          (2) This Agreement and the transactions contemplated hereunder shall have been approved by shareholders of Dynamic in the manner required by the applicable laws of the State of Nevada and the Charter and Bylaws of Dynamic.

          (3) The Original Tele-Lawyer Stockholders will have executed and delivered such documents and performed such acts as reasonably required to effectuate the Merger.

          (4) Each party hereto shall have received from the other parties copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors and shareholders of such other parties hereto, certified as of the date of Closing and evidencing approval of this Agreement and the transactions contemplated hereunder.

          (5) No action or proceeding before a court or other governmental body by any governmental agency or public authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated under this Agreement or to obtain an amount of damages or other material relief in connection with the execution of this Agreement or any related agreements or the consummation of the Merger; and no governmental agency shall have given notice to any party hereto to the effect that consummation of the transactions contemplated under this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of the Merger.

          (6) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body or any other third party (including lenders and lessors) required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made.

          (7) Dynamic shall have extinguished all of its outstanding debt, including all existing notes, through a conversion to common stock or otherwise.

          (8) Dynamic shall have settled any outstanding claims, liabilities, actions or lawsuits to the satisfaction of Tele-
Lawyer.

          (9) Dynamic shall have enacted through its board of directors a reverse split of its shares so as to have after conversion of its debt to equity at the Effective Time no more than 250,000 shares of Common Stock outstanding.

         (10) Dynamic shall have extinguished all of its outstanding warrants, options and any other rights to acquire any shares of its Common Stock.

         (11) The board of directors of Dynamic shall have created an incentive stock option plan consistent with the current Tele-Lawyer plan in which the existing option holders of Tele-Lawyer can be granted comparable rights to purchase common shares of Dynamic following consummation of the Merger.

         (12) Dynamic shall have voted to amend its articles of incorporation to change its name to Tele-Lawyer, Inc. or such other name as approved by Tele-Lawyer, and such name change shall have become effective.

         (13) The parties shall each will have raised at least $1,500,000 in capital through the sale of Tele-Lawyer common stock. It is acknowledged that Tele-Lawyer is in the process of raising a maximum of $9 million through the sale of 3 million shares of its common stock and that such sale shall not be a violation of this agreement.

         (14) Tele-Lawyer shall have entered into a management agreement with Dynamic to manage its business operations at no cost to Dynamic during the period from the execution of this Agreement to the Effective Time or termination date of this Agreement as provided herein.


                          ARTICLE VII.
          TERMINATION; AMENDMENT; EXTENSION AND WAIVER

     7.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by Tele-Lawyer and/or Dynamic, by the mutual consent of the Boards of Directors of Tele-Lawyer and Dynamic.

     7.2 Termination by Certain Parties. Any party hereto may terminate this Agreement at any time pursuant to Section 5.9. This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of Tele-Lawyer or Dynamic if: (a) the Merger shall not have been consummated by April 1, 2000; (b) the approval of the Merger by Dynamic's shareholders shall not have been obtained by March 15, 2000 at a meeting duly convened therefor or at any adjournment thereof; or (c) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause (c) shall have used all reasonable efforts to remove such injunction, order or decree.

     7.3 Termination by Dynamic. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the adoption and approval by the shareholders of Dynamic, by action by the Board of Directors of Dynamic, if: (a) there has been a breach by Tele-Lawyer of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a material adverse effect on the operations of Tele-Lawyer; or (b) there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of Tele-Lawyer, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by Dynamic to Tele-Lawyer.

     7.4 Termination by Tele-Lawyer. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after adoption and approval of the Original Tele-Lawyer Stockholders, by action of the Board of Directors of Tele-Lawyer, if: (a) there has been a breach by Dynamic or the Dynamic Subsidiary of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a material adverse effect on the operations of Tele-Lawyer, or (b) there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of Dynamic or the Dynamic Subsidiary, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by Tele-Lawyer to Dynamic.

     7.5 Effect of Termination and Abandonment. Upon termination of this Agreement pursuant to Section 5.9 or this Article VII, this Agreement and all agreements and documents (including legal opinions) related hereto shall be void and of no force or effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of any party hereto, or on the part of the respective directors, officers, managers, employees, agents, representatives or shareholders of any of them; provided that this
Section 7.5 will not relieve any party from liability for damages incurred as a result of any willful breach by such party or by an affiliate of such party of any of its respective representations, warranties, covenants or obligations set forth in this Agreement.

     7.6 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

     7.7 Extension; Waiver. At any time prior to the Effective Time, any party hereto, by action taken by its Board of Directors evidenced in writing, may, to the extent legally allowed: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto; and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


      ARTICLE VIII. SURVIVAL OF PROVISIONS AND INDEMNIFICATION

     8.1 Survival. The covenants, obligations, representations and warranties of each party contained in this Agreement, or in any certificate or document delivered pursuant to this Agreement, will be deemed to be material and to have been relied upon by the other parties notwithstanding any investigation prior to the Closing, will not be merged into any documents delivered in connection with the Closing, and will terminate two (2) years after Closing; provided however, that if a notice claiming indemnity is properly delivered pursuant to Section 8.5, the indemnification obligations will not expire with respect to such claim(s) until the same are resolved as contemplated hereunder.

     8.2 Indemnification by Dynamic. Dynamic shall indemnify, defend and hold Tele-Lawyer its officers, directors, employees, agents and representatives, and the Original Tele-Lawyer Stockholders harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and legal fees actually incurred) and other damages resulting from:
(a) any breach by Dynamic or any Dynamic Subsidiary of any of their covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of Dynamic or any Dynamic Subsidiary delivered pursuant to this Agreement, and (b) any claim that is brought or asserted by any third party(ies) against the Original Tele-Lawyer Stockholders arising out of the ownership, licensing, operation or conduct of Dynamic and the Dynamic Subsidiaries through the Closing.

     8.3 Indemnification by Tele-Lawyer. Tele-Lawyer shall indemnify, defend and hold Dynamic and the Dynamic Subsidiaries, their respective officers, directors, employees and representatives harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and legal fees actually incurred) and other damages resulting from: (a) any breach by Tele-Lawyer of any of its covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of Tele-Lawyer delivered pursuant to this Agreement, and (b) any claim that is brought or asserted by any third party(ies) arising out of the ownership, licensing, operation or conduct of Tele-Lawyer through Closing.

     8.4 Exclusive Remedy. The indemnification obligations under this Article are the sole and exclusive remedies available to Tele-Lawyer and Dynamic with respect to this

Agreement and the transactions contemplated hereunder. The parties hereto expressly acknowledge and agree that they may make no claim nor institute any action against any Original Tele-Lawyer Stockholder with respect to this Agreement, any related agreement or the transactions contemplated hereunder and thereunder.


                     ARTICLE IX. MISCELLANEOUS

     9.1 Other Expenses. Except as otherwise provided in this Agreement, each party will pay all of its expenses in connection with the negotiation, execution, and implementation of the transactions contemplated under this Agreement.

     9.2 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given: (a) if delivered personally or sent by facsimile, on the date received, (b) if delivered by overnight courier, on the day after mailing, and (c) if mailed, five days after mailing with postage prepaid. Any such notice will be sent as follows:

To Tele-Lawyer:
---------------

Tele-Lawyer, Inc.
2300 W. Sahara Blvd., Suite 500
Las Vegas, NV 89102
Attn: Michael Cane

To Dynamic:
-----------

Dynamic Associates, Inc.
6617 N. Scottsdale Road, Suite 103
Scottsdale, AZ 85250
Attn: Jan Wallace

     9.3 Confidentiality; Prohibition on Trading. All parties agree to maintain the confidentiality of the existence of this Agreement and the transactions contemplated hereunder, unless disclosure is required by law and except for disclosures to be made in connection with obtaining shareholder approval and third party consents, and actions required to consummate the contemplated transactions. Tele-Lawyer agrees not to trade in the securities of Dynamic based upon any nonpublic information.

     9.4 Controlling Law. This Agreement will be construed, interpreted and enforced in accordance with the substantive laws of the State of Nevada, without giving effect to its conflicts of laws provisions.

     9.5 Headings. Any table of contents and Section headings in this Agreement are for convenience of reference only and will not be considered or referred to in resolving questions of interpretation.

     9.6 Benefit. This Agreement will be binding upon and will inure to the exclusive benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.
No party hereto may assign any rights or delegate any duties hereunder without the prior written consent of the other parties hereto and any prohibited assignment or delegation will be deemed null and void.

     9.7 Partial Invalidity. The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions hereof, and this Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted. Further, there will be automatically substituted for such invalid or unenforceable provision a provision as similar as possible which is valid and enforceable.

     9.8 Counterparts and Facsimiles This Agreement may be executed simultaneously in two (2) or more counterparts each of which will be deemed an original and all of which together will constitute but one and the same instrument. The signature page to this Agreement and all other documents required to be executed at Closing may be delivered by facsimile and the signatures thereon will be deemed effective upon receipt by the intended receiving party.

     9.9 Interpretation. All pronouns and any variation thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity, or the context, may require. Further, it is acknowledged by the parties that this Agreement has undergone several drafts with the negotiated suggestions of both; and, therefore, no presumptions will arise favoring either party by virtue of the authorship of any of its provisions or the changes made through revisions.

    9.10 Entire Agreement; Waivers. This Agreement, including the Exhibits and Attachments hereto and those portions incorporated herein by reference, constitutes the entire agreement between the parties hereto with regard to the matters contained herein and it is understood and agreed that all previous undertakings, negotiations and agreements between the parties are merged herein. This Agreement may not be modified orally, but only by an agreement in writing signed by the parties hereto. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. Neither the failure nor any delay on the part of any party hereto in exercising any rights, power or remedy hereunder will operate as a waiver thereof or of any right, power or remedy; nor will any single or partial exercise of any right, power or remedy preclude any further or other exercise thereof, or the exercise of any other right, power or remedy.

    9.11 Legal Fees and Costs. In the event any party hereto incurs legal expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, attorney's fees, costs and disbursements, in addition to any other relief to which such party will be entitled.

    9.12 Conflict of Interest - Michael Cane. The parties acknowledge that Michael Cane has acted as legal counsel for Dynamic and Perspectives in the past and is currently the President, on the board of directors and a majority shareholder of Tele-Lawyer, Inc. As a consequence, Mr. Cane has a conflict of interest in regard to this agreement and has not acted as attorney or counsel for Dynamic or Perspectives with regard to this agreement in any respect. Further, Dynamic and Perspectives have been advised and acknowledge that they have sought the advice and services of independent counsel with regard to this agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Plan of Merger as of the date first above written.


                               Tele-Lawyer, Inc.

                                      /s/ Michael Cane
                               By:    ______________________________

                                      President
                               Title: ______________________________



                                Dynamic Associates, Inc.

                                      /s/ Jan Wallace
                               By:    ______________________________

                                      C.E.O.
                               Title: ______________________________

             FIRST AMENDMENT TO MERGER AGREEMENT

THIS AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER is entered into as of the 8th day of March 2001, by and among DYNAMIC ASSOCIATES, INC., a Nevada corporation ("Dynamic"), and TELE-LAWYER, INC.
("Tele-Lawyer"), a Nevada corporation.

WHEREAS, the parties entered into that certain Agreement and Plan of Merger as of November 28, 2000 (the "Merger Agreement") regarding the contemplated merger of Tele-Lawyer with and into Dynamic (the "Merger"); and

WHEREAS, the parties desire to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in the Merger Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. Paragraph 1.1 shall be modified to read in its entirety:
"At the Effective Time (as defined in Section 1.3 hereof) and subject to and upon the terms and conditions of this Agreement, Tele-Lawyer will be merged with and into Dynamic (the "Merger"). Following the Merger,
Dynamic will continue as the surviving entity under the corporate name to be determined by the board of directors and Tele-Lawyer will continue as a subsidiary of Dynamic (Dynamic and Tele-Lawyer are sometimes referred to collectively herein as the "Constituent
Companies")."

2. The first paragraph of paragraph 2.1 shall be modified to read: "At the Effective Time, each share of Tele-
Lawyer Common Stock issued and outstanding immediately prior to the Effective Time will be traded for one share of Dynamic Common Stock ("Merger Consideration").

3. The phrase at the end of the first paragraph of paragraph 2.2 reading "except as contemplated under that certain Registration Rights Agreement referenced in
Section 2.8" shall be deleted."

4. Paragraph 2.2(2) shall be modified to read in its entirety: "All shares of Dynamic Common Stock issued upon the surrender for exchange of the Certificates in accordance with the terms of this Article II shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to Tele-Lawyer
Common Stock theretofore represented by such Certificates."

5. Paragraph 2.3 shall be deleted.

6. Paragraph 7.2 shall be modified to read in its entirety:
"This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of Tele-
Lawyer or Dynamic if: (a) the Merger shall not have been consummated by June 1, 2000; (b) the approval of the Merger by Dynamic's shareholders shall not have been obtained by May 15, 2000 at a meeting duly convened therefor or at any adjournment thereof; or (c) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable;
provided, that the party seeking to terminate this Agreement pursuant to this clause (c) shall have used all reasonable efforts to remove such injunction, order or decree."

7.	The paragraph in paragraph 6.1 dealing with the
extinction of the outstanding Dynamic warrants and options shall be renumbered (10), and the paragraph in paragraph 6.1 dealing with the creation of the Dynamic stock option plan shall be renumbered (11).

8.	Paragraph 6.1(13) shall be modified to read in its
entirety: "The parties shall each use their best efforts to raise capital through the sale of Tele-Lawyer common stock. It is acknowledged that Tele-Lawyer is in the process of raising capital through the sale of its common stock and that such sale shall not be a violation of this agreement."

Other than as set forth in this First Amendment to Merger
Agreement, the Merger Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment to Merger Agreement as of the date set forth above.


                               Tele-Lawyer, Inc.

                               By: /s/ Michael Cane

                               Title:	President



                               Dynamic Associates, Inc.

                               By: /s/ Jan Wallace

                               Title: Chairman and CEO

                               APPENDIX B

                      RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a plan of merger to which the domestic corporation is a party:
             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)
      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420  Prerequisites to demand for payment for shares.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089)
      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter's notice is sent must:
      (a) Demand payment;
      (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460  Payment for shares: General requirements.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation's registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation's estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS
92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS
92A.300 to 92A.500, inclusive.
      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)

                                     Appendix c





                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Dynamic Associates, Inc.

We have audited the accompanying consolidated balance sheets of Dynamic Associates, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 1999, 1998, and 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Dynamic Associates, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations, changes in stockholders' equity (deficit), and their cash flows for the years ended December 31, 1999, 1998, and 1997, in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company has an accumulated deficit of $24,358,589 at December 31, 1999. As discussed in Note 4, the Company is in the process of selling its subsidiaries which will leave it with no operations or revenue. The Company has suffered losses from operations and has a substantial need for working capital. This raises substantial doubt about its ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty.


                                                       Smith & Company
                                                   CERTIFIED PUBLIC ACCOUNTANTS

Salt Lake City, Utah
March 30, 2000


          10 West 100 South, Suite 700o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297o Facsimile: (801) 575-8306
                       E-mail: smith&co@smithandcocpa.com
           Members: American Institute of Certified Public Accountants
               o Utah Association of Certified Public Accountants

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                                                                  December 31,
                                                                                            1999                1998
                                                                                    ------------------  ------------------
ASSETS
     CURRENT ASSETS
        Cash and cash equivalents                                                   $          181,826  $          478,418
        Accounts receivable (less allowance for doubtful accounts of
           $933,909 in 1999 and $2,552,100 in 1998)                                          2,065,028           3,741,260
        Loans receivable - related parties (Note 6)                                                  0              52,500
        Other receivables                                                                       70,589              86,662
        Prepaid expense and other current assets                                                 1,600             109,950
        Deferred tax benefit (Note 10)                                                               0             300,000
                                                                                    ------------------  ------------------
                                                      TOTAL CURRENT ASSETS                   2,319,043           4,768,790

     PROPERTY, PLANT & EQUIPMENT (Note 5)                                                       89,016             228,733

     OTHER ASSETS
        Deferred debt issue costs (less amortization of $316,432) (Note 2)                     560,765           1,331,307
        Investment - restricted stock                                                                0              17,000
        Goodwill (less amortization of $24,857,775) (Note 2)                                 1,590,000          19,594,775
        Deposits                                                                                     0                 410
                                                                                    ------------------  ------------------
                                                                                             2,150,765          20,943,492
                                                                                    ------------------  ------------------

                                                                                    $        4,558,824  $       25,941,015
                                                                                    ==================  ==================

LIABILITIES & EQUITY (DEFICIT)
     CURRENT LIABILITIES
        Accounts payable                                                            $           63,363  $          596,812
        Accrued expenses                                                                       636,179             275,101
        Current portion of long-term debt (Note 8)                                               4,349               3,978
        Accrued interest payable                                                               366,305             791,851
                                                                                    ------------------  ------------------
                                                 TOTAL CURRENT LIABILITIES                   1,070,196           1,667,742

     Long-term debt (Note 8)                                                                     5,857              10,206
     Convertible notes (Note 9)                                                              8,676,500          17,001,500
                                                                                    ------------------  ------------------
                                                                                             8,682,357          17,011,706
                                                                                    ------------------  ------------------
                                                         TOTAL LIABILITIES                   9,752,553          18,679,448

     Commitments and contingencies (Note 12)                                                         0                   0

     STOCKHOLDERS' EQUITY (DEFICIT)
        Common Stock $.001 par value:
           Authorized - 25,000,000 shares
           Issued and outstanding 18,386,429 shares (14,223,929 in 1998)                        18,386              14,224
        Additional paid-in capital                                                          19,146,474          18,512,330
        Retained deficit                                                                   (24,358,589)        (11,264,987)
                                                                                    ------------------  ------------------
                                      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                  (5,193,729)          7,261,567
                                                                                    ------------------  ------------------

                                                                                    $        4,558,824  $       25,941,015
                                                                                    ==================  ==================



See Notes to Consolidated Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                                 Year ended December 31,
                                                                        1999                1998                1997
                                                                 -----------------  ------------------  ------------------
Management fees                                                  $       7,982,208  $       12,498,922  $       14,619,951
                                                                 -----------------  ------------------  ------------------

                                                                         7,982,208          12,498,922          14,619,951

General & administrative expenses                                        6,683,691           9,845,647          10,609,090
Depreciation and amortization                                            2,572,207           2,603,039           2,594,651
Goodwill impairment (Notes 2 and 4)                                     15,459,495                   0                   0
Bad debts                                                                3,124,796           2,193,300             590,125
                                                                 -----------------  ------------------  ------------------
                                                                        27,840,189          14,641,986          13,793,866
                                                                 -----------------  ------------------  ------------------

                                    NET OPERATING INCOME (LOSS)        (19,857,981)         (2,143,064)            826,085

OTHER INCOME (EXPENSE)
   Interest income                                                           3,825              18,006              60,957
   Interest expense                                                       (872,255)         (1,946,558)         (1,983,591)
   Miscellaneous income                                                          0                   0               1,328
   Bad debts - former subsidiaries (Note 16)                                     0          (2,169,806)                  0
   Disposition of subsidiaries                                                   0             256,493                   0
   Loss on disposal of equipment                                          (109,022)            (16,996)            (23,986)
   Unrealized decline in investment                                        (17,000)            (12,800)           (383,247)
                                                                 -----------------  ------------------  ------------------
                                                                          (994,452)         (3,871,661)         (2,328,539)
                                                                 -----------------  ------------------  ------------------

                                  NET (LOSS) BEFORE INCOME TAXES       (20,852,433)         (6,014,725)         (1,502,454)

INCOME TAX EXPENSE (Note 10)                                               197,000             127,128             790,913
                                                                 -----------------  ------------------  ------------------

                                                    (LOSS) FROM
                                           CONTINUING OPERATIONS       (21,049,433)         (6,141,853)         (2,293,367)

EXTRAORDINARY ITEM
Gain on restructuring of debt (no applicable income tax)(Note 17)        7,955,831                   0                   0
                                                                 -----------------  ------------------  ------------------

                          (LOSS) BEFORE DISCONTINUED OPERATIONS        (13,093,602)         (6,141,853)         (2,293,367)
DISCONTINUED OPERATIONS, NET OF INCOME TAXES
   P&H operations                                                                0                   0            (124,804)
   MMC operations                                                                0                   0          (1,127,675)
                                                                 -----------------  ------------------  ------------------
                                                                                 0                   0          (1,252,479)
                                                                 -----------------  ------------------  ------------------

                                                     NET (LOSS)  $     (13,093,602) $       (6,141,853) $       (3,545,846)
                                                                 =================  ==================  ==================

Net (loss) per weighted average share - continuing operations    $           (1.19) $             (.43) $             (.18)
Net income per weighted average share - extraordinary item                     .45                 .00                 .00
Net (loss) per weighted average share - discontinued operations                .00                 .00                (.09)
                                                                 -----------------  ------------------  ------------------

                                                                 $            (.74) $             (.43)$              (.27)
                                                                 =================  ================== ===================

Weighted average number of common shares used to compute
  net income (loss) per weighted average share                          17,747,799          14,185,573          13,057,008
                                                                 =================  ================== ===================



See Notes to Consolidated Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)




                                                           Common Stock             Additional
                                                          Par Value $.001             Paid-in          Retained
                                                    Shares          Amount            Capital           Deficit
                                                -------------   ---------------   ---------------   ---------------
Balances at 12/31/96                               12,158,900   $        12,159   $    14,765,238   $    (1,577,288)
  Sale of common stock (S-8) at $1.00
   per share                                        1,022,600             1,023         1,021,577
  Issuance of common stock (restricted)
   at $2.00
    per share for subsidiary (Geriatric)              150,000               150           299,850
  Issuance of common stock (Reg S) to
   retire debt                                        428,142               428         1,352,861
  Issuance of common stock (restricted)
   at $3.50 per share for remaining 50% of
   subsidiary (P & H)                                 214,287               214           749,786
  Capital raising and subsidiary costs                                                    (16,327)
  Minority interest adjustment                                                             89,595
  Net loss for year                                                                                      (3,545,846)
                                                -------------   ---------------   ---------------   ---------------

Balances at 12/31/97                               13,973,929            13,974        18,262,580        (5,123,134)
  Sale of common stock (S-8) at $1.00
   per share                                          250,000               250           249,750
  Net loss for year                                                                                      (6,141,853)
                                                -------------   ---------------   ---------------   ---------------

Balances at 12/31/98                               14,223,929            14,224        18,512,330       (11,264,987)
  Issuance of common stock to
   restructure debt                                 4,162,500             4,162           634,144
  Net loss for year                                                                                     (13,093,602)
                                                -------------   ---------------   ---------------   ---------------

Balances at 12/31/99                               18,386,429   $        18,386   $    19,146,474   $   (24,358,589)
                                                =============   ===============   ===============   ===============

See Notes to Consolidated Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                      Year ended December 31,
                                                                            1999                1998               1997
                                                                       --------------       ------------       ------------
OPERATING ACTIVITIES
  Net (loss)                                                           $  (13,093,602)      $ (6,141,853)      $ (3,545,846)
  Adjustments to reconcile net (loss) to cash used by
    perating activities:
     Depreciation and amortization                                         18,158,501          2,802,731          2,921,571
     Book value of assets sold/disposed                                       112,790             53,017            120,346
     Book value of spun-off subsidiaries                                            0          1,743,312                  0
     Bad debts                                                              3,124,796          2,193,300            590,125
     Non-cash debt restructuring                                           (7,955,831)                 0                  0
     Investment received as interest income                                         0                  0            (15,000)
     Unrealized decline in investment                                          17,000             12,800            383,247
     Deferred taxes                                                           300,000                  0            500,500
  Changes in assets and liabilities:
     Accounts receivable                                                   (1,396,064)        (2,302,493)        (2,519,886)
     Inventories                                                                    0                  0            (92,150)
     Prepaid expenses and other                                               124,423            (70,522)            67,853
     Accounts payable and accrued expenses                                   (172,372)            62,253           (549,923)
     Income taxes payable                                                           0           (253,328)           163,468
     Accrued interest payable                                                 487,335                  0            604,355
                                                                       --------------       ------------       ------------

                              NET CASH USED BY OPERATING ACTIVITIES          (293,024)        (1,900,783)        (1,371,340)

INVESTING ACTIVITIES
   Loans to related party and accrued interest                                      0                  0             90,246
   Loan - other                                                                     0            (34,861)            91,953
   Purchase of equipment                                                            0            (14,951)          (892,674)
   Deposits                                                                       410            (11,496)            12,418
   Goodwill                                                                         0                  0           (500,000)
   Organization costs                                                               0                  0            (27,800)
                                                                       --------------       ------------       ------------

                                           NET CASH PROVIDED (USED)
                                           BY INVESTING ACTIVITIES                410            (61,308)        (1,225,857)

FINANCING ACTIVITIES
    Deferred debt issue costs                                                       0                  0           (340,356)
    Cash from (to) subsidiaries                                                     0           (387,982)            41,518
    Principal payments on debt                                                 (3,978)           (37,683)        (3,297,713)
    Proceeds from sale of common stock                                              0            250,000          1,022,600
    Loan proceeds                                                                   0                  0            347,303
    Loans - related parties                                                         0            150,000                  0
    Repayments - related parties                                                    0           (150,000)                 0
    Capital raising costs                                                           0                  0             (3,000)
    Convertible note proceeds                                                       0                  0          3,996,000
                                                                       --------------       ------------       ------------

                                            NET CASH PROVIDED (USED)
                                             BY FINANCING ACTIVITIES           (3,978)          (175,665)         1,766,352
                                                                       --------------       ------------       ------------

                                                      (DECREASE) IN
                                          CASH AND CASH EQUIVALENTS          (296,592)        (2,137,756)          (830,845)

Cash and cash equivalents at beginning of year                                478,418          2,616,174          3,447,019
                                                                       --------------       ------------       ------------

                            CASH AND CASH EQUIVALENTS AT END OF YEAR   $      181,826       $    478,418       $  2,616,174
                                                                       ==============       ============       ============

SUPPLEMENTAL INFORMATION
  Cash paid for interest                                               $      257,939       $  1,747,044       $  1,204,709
  Cash paid for income taxes                                                        0            271,595            157,753


During 1999, the Company issued 4,162,500 shares of its restricted common stock and 8,325,000 warrants to purchase stock at $1.50 per share until December 31, 2000 to retire debt of $8,325,000 and accrued interest of $912,881.

During 1998, the Company purchased a vehicle in the amount of $16,943 by incurring a loan in the same amount.

See Notes to Consolidated Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                          NOTES TO FINANCIAL STATEMENTS
                        December 31, 1999, 1998, and 1997



NOTE 1:   BUSINESS ACTIVITY
           The Company was incorporated under the laws of the state of Nevada on July 20, 1989 and had been in the development stage through 1995. The Company is now engaged in the business of managing the operation of geriatric/psychiatric units for various hospitals through Genesis Health Management Corporation ("Genesis") and Geriatric Care Centers of America, Inc. ("GCCA").

           Genesis has contracts with hospitals in the states of Louisiana, Arkansas, Mississippi, and Tennessee. The contracts range from one to five years. At December 31, 1999, Genesis had seventeen active contracts with monthly billings of $517,026. GCCA has contracts with hospitals in Tennessee. At December 31, 1999, GCCA had three active contracts with average monthly billings of $69,000. The contracts range from three to five years.

           In November, 1999, Genesis and GCCA merged and are now operating as Perspectives Health Management Corp. ("Perspectives"). For consistency with prior years, the words Genesis and GCCA may continue to be used in the footnotes.

NOTE 2:    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
           Principals of Consolidation
           The consolidated financial statements for 1999 and 1998 include the accounts of the Company; and its wholly owned subsidiaries Genesis and GCCA.

           The consolidated financial statements for 1997 include the accounts of the Company; its wholly owned subsidiaries, MMC and MMC's Germany based subsidiary Microwave Medical GmBH ("GmBH"), which was formed in late 1997, Genesis, GCCA, which was acquired in March of 1997, and P & H. The Statement of Operations for 1997 includes the operations of GCCA for the last three quarters of 1997. MMC and P&H were spun-off in early 1998.

           All significant intercompany balances and transactions have been eliminated in consolidation.

           Accounting Methods
           The Company recognizes income and expenses based on the accrual method of accounting.

           Dividend Policy
           The Company has not yet adopted any policy regarding payment of dividends.

           Stock Options
           The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related interpretations in accounting for its employee stock options rather than adopting the alternative fair value accounting provided for under Financial Accounting Standards Board ("FASB") FASB Statement No. 123, Accounting for Stock Based Compensation (SFAS
           123).

           Estimates
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

           Allowance for Uncollectible Accounts
           The Company  provides an allowance for  uncollectible  accounts based
           upon   prior   experience   and   management's   assessment   of  the
           collectability of existing specific accounts.

           Concentration of Credit Risk
           Financial instruments, which potentially subject the Company to concentration of risk, consist of cash and investments. The Company places its investments in highly rated commercial paper obligations which limits the amount of credit exposure. Historically, the Company has not experienced any losses related to investments.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 2:    SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)
           Property, Plant and Equipment
           Property, plant and equipment is recorded at cost and is being depreciated over a useful life of seventeen months to eight years using the straight-line and accelerated methods.

           Cash and Cash Equivalents
           For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

           Goodwill
           Goodwill relating to the acquisition of Genesis is being amortized over ten years. Goodwill relating to the acquisition of GCCA is being amortized over five years. The carrying value of goodwill is reviewed periodically based on the un-discounted cash flows of the entities acquired over the remaining amortization period. Should this review indicate that goodwill is impaired, the Company's carrying value of the goodwill is reduced by the estimated shortfall of un-discounted cash flows.

           In late 1999, the Company made the decision to reduce goodwill to $1,590,000 which is the approximate amount it expects to realize from the sale of Perspectives in 2000. See Note 4 for more details.

           Deferred Debt Issue Costs
           These costs are associated with raising money by issuing convertible notes. The costs are being amortized over the life of the notes (ten years). In the event the notes are converted to common stock, the remaining unamortized costs will be charged to additional paid-in capital.

           Income Taxes
           Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The valuation allowance at December 31, 1999 and 1998 was zero. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. As of December 31, 1999, temporary differences arose primarily from differences in the timing of recognizing expenses for financial reporting and income tax purposes. Such differences include depreciation, bad debt allowance, and various accrued operating expenses.

           Loss per Share
           Loss per common share is computed by dividing net loss by the weighted average shares outstanding during each period. The convertible notes which are convertible to common stock have not been considered in the calculation as their inclusion would be antidilutive.

NOTE 3:    CAPITALIZATION

           The Company's authorized stock includes 25,000,000 shares of Class "A" common stock at $.001 par value. Shareholders approved 100,000,000 authorized shares but the appropriate document has yet to be filed with the State of Nevada.

           During 1999, the Company issued 4,162,500 shares of its restricted common stock and 8,325,000 warrants to purchase stock at $1.50 per share until December 31, 2000 to retire debt of $8,325,000 and accrued interest of $912,881.

           During 1998, the Company sold 250,000 shares of S-8 stock for $250,000 cash.

           During 1997, the Company sold 1,022,600 shares of S-8 stock at $1.00 per share, issued 150,000 shares of restricted stock at $2.00 per share in connection with the GCCA acquisition, issued 428,142 shares of Regulation S stock to retire debt of $1,498,500 and issued 214,287 shares of restricted stock at $3.50 per share for the remaining 50% of P & H. At the time of the GCCA transaction, the free- trading price of the Company's stock was $3.875 per share. However, due to the fact the stock given

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 3: CAPITALIZATION (continued)

           was restricted, and given the value of the business being acquired, the Company believes $2.00 per share is a reasonable value. At the time of the P&H transaction, the free-trading price of the Company's stock was $3.50 per share.

           During 1996, the Company issued 40,000 shares of its common stock for interest expense, at $1.00 per share, sold 12,500 shares of Regulation S stock at $2.00 per share, sold 1,822,400 of Regulation S stock at $1.75 per share, sold 184,000 shares of S-8 stock at $1.00 per share, and issued 3,100,000 shares of restricted stock at $3.33 per share in connection with the Genesis acquisition. At the time of the Genesis transaction, the free-trading price of the Company's stock was $3.6875 per share. The Company feels the $3.33 per share value assigned is reasonable based on the stock being restricted and based on the overall value of the business being acquired.

NOTE 4: EXPECTED SALE OF SUBSIDIARIES

           In late 1999, the Company began negotiations to sell Perspectives. The Company merged Perspectives with Genesis and GCCA with Perspectives being the surviving entity. The Company is finalizing negotiations whereby it will sell Perspectives under a contract bearing interest at 8% per year. The contract calls for sixty monthly payments of $20,000 and then a balloon payment of $900,000. The contract has a present value of about $1,590,000. The Company is also finalizing an agreement with shareholders who are owed $8,325,000 in convertible notes. The shareholders have tentatively agreed to accept the assignment of the above contract to reduce the $8,325,000 owed to them and then to convert the remaining debt of $6,225,000 into the Company's common stock at the rate of $.15 per share. This would result in 41,500,000 new shares of the Company's common stock being issued, and the shareholders as a group would have voting control of the Company.

NOTE 5: PROPERTY, PLANT, AND EQUIPMENT

           Property, plant, and equipment as of December 31, 1999 and 1998 are summarized as follows:

                                                                     Accumulated           Net Book Value
                                                     Cost           Depreciation          1999        1998
                                                  ----------       -------------       ---------    ---------
                  Transportation Equipment        $  164,536       $      79,708       $  84,828    $ 147,638
                  Machinery & Equipment                    0                   0               0       70,963
                  Furniture & Fixtures                19,654              15,466           4,188            0
                  Leasehold Improvements                   0                   0               0       10,132
                                                  ----------       -------------       ---------    ---------

                                                  $  184,190       $      95,174       $  89,016    $ 228,733
                                                  ==========       =============       =========    =========

           Depreciation expense is calculated under straight-line and accelerated methods based on the estimated service lives of depreciable assets. Depreciation expense for the year ended December 31, 1999 amounted to $26,927, ($57,759 in 1998).

NOTE 6: LOANS RECEIVABLE - RELATED PARTIES

                                    1999           1998
                  Due From         Amount         Amount        Interest Rate        Due Date
             -----------------    ---------       --------      -------------    -----------------
             Officer of MMC(1)    $       0       $ 52,500            0%         December 31, 1997

           (1)        The $52,500 is due from a former  officer/employee of MMC.
                      The Company charged the amount to bad debts in 1999.

NOTE 7:    RELATED PARTY TRANSACTIONS
           During 1999, $108,958 was paid or accrued to the Company's Chief Operating Officer and $64,000 was paid or accrued to the Company's Secretary/Treasurer for services rendered to the Company. Accrued amounts to the two individuals are $78,958 and $40,000 respectively.

           During 1998, $180,000 was paid or accrued to the Company's President and $105,067 was paid or accrued to the Company's Secretary/Treasurer for services rendered to the Company.

           During 1997 $145,000 was paid to the Company's President, $140,000 was paid or accrued to the Company's former Secretary/Treasurer, and $87,733 was paid or accrued to the current Secretary/Treasurer for services rendered to the Company.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 8:                                      LONG-TERM DEBT

                                                                              1999                1998
                                                                     -----------------   -----------------
           Genesis finances certain equipment for various items:

           8.95% Note payable to bank in monthly installments of
              $424, including interest through February 12, 2002.    $          10,206   $          14,184
                                                                     -----------------   -----------------
                                                                                10,206              14,184
              Less current portion                                               4,349               3,978
                                                                     -----------------   -----------------

                                                                     $           5,857   $          10,206
                                                                     =================   =================

           Scheduled maturities of these obligations are as follows:

                  Year ending December 31,
                                                                     2000            $   4,349
                                                                     2001                4,754
                                                                     2002                1,103
                                                                                     ---------

                                                                                     $  10,206
                                                                                     =========

NOTE 9:    CONVERTIBLE NOTES
           At December 31, 1998, the Company owed $17,001,500 to various entities in the form of convertible notes ($14,504,000 at December 31, 1996). The notes bear interest at 10% per annum and the interest is payable on January 16 and July 16 of each year, beginning January 16, 1997. The notes are part of an overall maximum $18,500,000 indenture.

           Conversion
           The holder of any Note will have the right anytime prior to maturity, to convert the principal thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the conversion price of US $2.75 (the "Conversion Price"), except that if a Note is called for redemption, the conversion right will terminate at the close of business on the business day immediately preceding the date fixed for redemption. Upon conversion, no adjustment will be made for interest or dividends, but if any holder surrenders a Note for conversion between the record date for the payment of an installment of interest and the next interest payment date, then, notwithstanding such conversion, the interest payment on such interest payment date will be paid to the registered holder of such Note on such record date. In such event, such Note which surrendered for conversion, must be accompanied by payment of an amount equal to the interest payable on such interest payment date on the portion so converted. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

           At December 31, 1998 the notes could have been converted into 6,182,364 shares of the Company's common stock.

           At December 31, 1999, the $351,500 remaining of the original $17,001,500 of notes could have been converted into 127,818 shares of the Company's common stock.

           Optional Redemption
           The Notes will be redeemable at the option of the Company, in whole or in part, at any time and from time to time, on and after September 15, 1997, on not less than 15 nor more than 60 days' notice by first class mail, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period beginning September 15 of the year indicated below, in each case, together with accrued interest thereon to the redemption date:

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 9:           CONVERTIBLE NOTES (continued)

                                Year                Percentage
                           ----------------         ----------
                                 1997                110.00%
                                 1998                108.75%
                                 1999                107.50%
                                 2000                106.25%
                                 2001                105.00%
                                 2002                103.75%
                                 2003                102.50%
                                 2004                101.25%
                                 2005                100.00%

           If less than all the Notes are to be redeemed, the Trustee will select Notes for redemption in any manner the Trustee deems fair and appropriate. If any Note is to be redeemed in part only, a new Note or Notes in principal amount equal to the unredeemed principal portion thereof will be issued.

           Subordination of Notes
           The Notes will be subordinate in right of payment to the extent set forth in the Indenture to all existing and future Senior Indebtedness (as defined in the Indenture) of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, or guaranteed. Upon any distribution of assets of the Company in any dissolution, winding up, liquidation, or reorganization of the Company (whether in an insolvency or bankruptcy proceeding or otherwise), payment in full must be made on such Senior Indebtedness before any payment is made on or in respect of the Notes. Upon the happening and during the continuance of a default in payment of interest on or principal of Senior Indebtedness, or any other default with respect to such Senior Indebtedness permitting the holder thereof to accelerate the maturity thereof, no payment may be made by the Company on or in respect of the Notes. No such subordination will prevent the occurrence of any Event of Default (as defined in the Indenture).

           "Senior  Indebtedness"  includes (i) all  indebtedness of the Company
           (a) for borrowed money, (b) which is evidenced by a note, debenture or similar instrument (including a purchase money mortgage) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, or (c) for the payment of money relating to a Capitalized Lease Obligation (as defined in the Indenture); (ii) any liability of others described in the preceding clause which the Company has guaranteed or which is otherwise its legal liability; and (iii) any amendment, renewal, extension, or refunding of any such liability; provided, however, that Senior Indebtedness will not include any indebtedness of the Company to a subsidiary or any indebtedness or guarantee of the Company which, by its terms or the terms of the instrument creating or evidencing it, is not superior in right of payment to the Notes.

           The Indenture will not limit the amount of additional indebtedness, including Senior Indebtedness, which the Company can create, incur, assume, or guarantee, nor will the Indenture limit the amount of indebtedness which any subsidiary can incur. As a result of these subordination provisions, in the event of insolvency, holders of the Notes may recover less ratably than general creditors of the Company.

           On March 17, 1999, the Company announced the restructuring of its convertible notes. $351,500 of the original $17,001,500 debt remains unchanged in its terms. Holders of $16,650,000 of original debt accepted the Company's offer to convert to $8,325,000 of 7.5% secured convertible notes due December 31, 2006. The holders also received one share of Dynamic's common stock for each $2 of original debt and one warrant to purchase Dynamic's common stock at $1.50 per share until December 31, 2000. 4,162,500 shares of Dynamic's common stock and 8,325,000 warrants were issued to complete the transaction.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 9:           CONVERTIBLE NOTES (continued)

           Summary:
           Before the transaction:
                     Principal Amount               Interest Rate
                  ----------------------         ----------------
                  $           17,001,500               10.0%

           After the transaction:
                     Principal Amount               Interest Rate
                  ----------------------         ----------------
                  $            8,325,000                7.5%
                                 351,500                10.0%
                  ----------------------

                  $            8,676,500
                  ======================

           The new convertible notes of $8,325,000 are secured by the accounts receivable of Genesis and GCCA. The security interest is subordinated to banks, financial institutions or any lender or creditors as the Board of Directors may deem appropriate.

           The holders of the new notes also waived the January, 1999 interest payment due under the terms of the old notes.

NOTE 10:          INCOME TAXES
           Components of income tax (benefit) are as follows:
                                      1999              1998
                                  -------------     ------------
                  Current
                  Federal         $           0     $          0
                  State                (103,000)         127,128
                                  -------------     ------------
                                       (103,000)         127,128
                                  -------------     ------------
              Deferred
                  Federal               300,000                0
                  State                       0                0
                                  -------------     ------------
                                        300,000                0
                                  -------------     ------------

              Income tax          $     197,000     $    127,128
                                  =============     ============

           A reconciliation of the provision for income tax expense with the expected income tax computed by applying the federal statutory income tax rate to income before provision for income taxes is as follows:

                                                     1999                1998
                                               ----------------     -----------
           Income tax computed at federal
            statutory tax rate                 $   (4,384,800)      $ 2,045,007)
           Change in valuation allowance for
            deferred federal, state, & local
            income tax assets                       4,684,800         2,054,208
           State taxes (net of federal benefit)      (103,000)          117,927
                                               --------------       -----------
                                               $      197,000       $   127,128
                                               ==============       ===========

           Significant components of the Company's deferred tax liabilities and assets for income taxes consist of the following:

                                                    1999             1998
                                                ------------     -----------
            Current deferred tax assets
              Net operating loss                $          0     $   300,000
                                                ------------     -----------
            Net deferred current tax assets     $          0     $   300,000
                                                ============     ===========

           The 1998 deferred tax asset related to Genesis. The Company expected Genesis to realize a tax benefit in future years when Genesis again becomes profitable. The Company itself has no operations to offset its own losses and no deferred tax asset has been recorded for the Company itself.

           The net change in the valuation allowance for the year ended December 31, 1999 was $300,000 ($1,028,374 in 1998).

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 10:   INCOME TAXES (continued)
           The Company most likely will have no net operating loss carryover as a result of having debt cancellation income while insolvent that will eliminate prior loss carryfowards.

NOTE 11:   INCENTIVE STOCK OPTION PLAN / WARRANTS
           During 1995, the Company established an incentive stock option plan for employees and directors of the Company. The maximum number of shares to be issued under the plan is 2,000,000. At December 31, 1997, all 2,000,000 options have been granted. The Company also can grant non- qualified stock options. The aggregate fair market value (determined at the grant date) of the shares to which options become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 for qualified options and $1,000,000 for non-qualified options. For 10% shareholders, the option price shall not be less than 100% of the fair market value of the shares on the grant date and the exercise period shall not exceed 5 years from the grant date. In the case of non- qualified stock options, the option price shall not be less than $1.00 per share, or at a price exceeding $1.00 per share at the discretion of the Committee. During 1996 the following options were granted:

              150,000 shares to the President
              405,000 shares to the Secretary
              200,000 shares to a Director
              100,000 shares to a Director
              200,000 shares to the Vice President of Corporate Communications 945,000 shares to others

           The exercise price is $1.00 per share. During 1998, 250,000 shares were sold and during 1997, 1,022,600 shares were sold pursuant to the plan.

           During 1996, 184,000 shares were sold pursuant to the plan.

           543,400 options were cancelled and 0 options remain unexercised at December 31, 1998.

           All 2,000,000 options discussed above were granted at $1.00 per share which was above market price.

           The Company has adopted only the disclosure provisions of FASB No. 123, "Accounting for Stock- Based Compensation"(FAS123). It applies APB Opinion No. 25 "Accounting for Stock Issued to Employees," and related Interpretation in accounting for its plans and does not recognize compensation expense for its stock-based compensation plans other than for restricted stock. If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under these plans consistent with the methodology prescribed by FAS 123, the Company's net income and earnings per share would be reduced to the pro forma amounts indicated below:

                                             Year Ended December 31,
                                           1999               1998
                                     --------------     -------------
           Net loss
              As reported            $  (13,093,602)    $  (6,141,853)
              Pro forma                 (13,093,602)       (6,141,853)

           Loss per common share
              As reported            $         (.74)    $        (.43)
              Pro forma                        (.74)             (.43)

           There are 117,500 options at an exercise price of $2.25 per share which expire September 30, 2002.

           An entity has 250,000 warrants to purchase the Company's common stock at $.70 per share, prior to May 19, 2003. The warrants were given for services performed by the entity.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 12:   COMMITMENTS AND CONTINGENCIES
           During 1999, the Company paid no rent. In 1998, the Company was provided with office space and other management services on a month-to-month basis by Amteck Management, Inc., an entity controlled by the Company's former Secretary. $69,700 was paid to Amteck in 1998. Officers currently are receiving no salary but are being paid management fees when services are provided. Various other individuals are paid as services are performed.

           For 2000, it is projected that the Company's President will receive $15,000 monthly and the Secretary will receive $8,000 monthly. The Company feels this is reasonable compensation.

           The President of Perspectives is expected to receive $120,000 in 2000.

           Future scheduled payments under these employment related commitments are as follows:

             Year Ending
             December 31, 1999                       $         396,000
                                                     =================

           Perspectives leases equipment under operating leases expiring through 2000.

           Future minimum lease payments are as follows:

                                   Year Ending
                                --------------------
                                December 31, 2000        $             4,859
                                December 31, 2001                      4,859
                                December 31, 2002                      3,645
                                                         -------------------
                                                         $            13,363
                                                         ===================

           Perspectives   leases  its  facility  at  $1,600  per  month  through
           September, 2000. Perspectives also pays part of the operating expenses.

           Future minimum lease payments are as follows:

                           Year Ending
              December 31, 2000                       $              14,400
                                                      =====================

           Perspectives expects to pay about $1.8 million in consulting fees in 2000.

           Through November, 1998, Genesis leased an aircraft from a related party on a monthly basis, but the payment was not determined until the end of each month. During 1998, payments to the entity were about $274,000. During 1997, payments to the entity were about $323,000. The lease was with Blue Angel Aviation, an entity controlled by William H. Means, Jr., one of the Company's directors. For 1998, terms of the lease were a monthly fee of approximately $25,000 per month. The Company terminated the lease effective December 1, 1998 and found alternative methods to travel to distant client locations.

           Rental expense for the year ended December 31, 1999 was $37,600 ( $69,395 in 1998 and $253,868 in 1997) which includes $7,298 paid by
           MMC to P & H in 1997.

NOTE 13:   FAIR VALUE OF FINANCIAL INSTRUMENTS
           The carrying amount of cash and cash equivalents, loans, and interest receivable, accounts payable, accrued expenses and interest payable approximate fair value due to the short maturity periods of these instruments. The fair value of the Company's long-term debt, based on the present value of the debt, assuming interest rates as follows at December 31, 1999 was:

             Note at 8.95%                      $           8,411
             Convertible notes at 10.0%                   199,848
             Convertible notes at 7.5%                  4,932,751
                                                -----------------

                                                $       5,141,010
                                                =================

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 14:      INDUSTRY SEGMENTS
           In 1999, the Company received its revenue from one source: management fees earned by Genesis and GCCA. Information about that segment for the year ended December 31, 1999 is as follows:

                1999                           Management
                                                    Fees            Other(1)          Consolidated
                Management fees         $        7,982,208      $             0      $   7,982,208

                Operating profit (loss) $       (1,348,929)     $   (18,509,052)       (19,857,981)
                                        ==================      ===============      =============

                Identifiable assets at
                 December 31, 1999      $        2,226,503      $  0                $    2,226,503
                Corporate assets                   149,646            2,182,675          2,332,321
                                        ------------------      ---------------     --------------
                Total assets at
                December 31, 1999       $        2,376,149      $     2,182,675     $    4,558,824
                                        ==================      ===============     ==============

                1998                           Management
                                                    Fees           Other (2)          Consolidated
                Management fees         $       12,498,922      $             0     $   12,498,922

                Operating profit (loss) $        1,472,195      $    (3,615,259)    $   (2,143,064)
                                        ==================      ===============     ==============

                Identifiable assets at
                 December 31, 1998      $        3,969,993      $             0     $    3,969,993
                Corporate assets                   969,343           21,001,679         21,971,022
                                        ------------------      ---------------     --------------
                Total assets at
                December 31, 1998       $        4,939,336      $    21,001,679     $   25,941,015
                                        ==================      ===============     ==============

              Prior to 1998, the Company received its revenue from two sources: management fees earned by Genesis and GCCA and sales of components and subsystems made by P & H. Information about those segments for the year ended December 31, 1997 is as follows:

                1997                        Management
                                                 Fees              Sales            Other (3)          Consolidated
                                        --------------       ------------        -----------         -----------------
                Sales and
                 Management fees        $   14,619,951       $  3,382,388        $         0         $      18,002,339

                Operating profit (loss) $    4,978,571       $   (102,777)        (5,303,797)        $        (428,003)
                                        ==============       ============        ===========         =================

                Identifiable assets at
                 December 31, 1997      $    3,979,050       $  1,911,239        $   164,237         $       6,054,526
                Corporate assets             1,939,625            461,552         24,384,491                26,785,668
                                        --------------       ------------        -----------         -----------------
                Total assets at
                December 31, 1997      $     5,918,675       $  2,372,791        $24,548,728         $      32,840,194
                                       ===============       ============        ===========         =================

           Operating profit is total revenue less cost of goods sold, selling, general and administrative expenses, research and development, and bad debts.

           Identifiable assets are those used by each segment of the Company's operations. Corporate assets are primarily cash, commercial paper, deferred costs and intangibles.

              (1)Reflects general and administrative expenses of the Company which reduce operating profit of the segment to an operating loss on a consolidated basis. Amortization of goodwill in the amount of $18,004,775 is also included.

              (2)Reflects general and administrative expenses of the Company which reduce operating profit of the segments to an operating loss on a consolidated basis. Amortization of goodwill in the amount of $2,545,280 is also included.

              (3)Reflects general and administrative expenses, research and development and bad debts of the Company and MMC which reduce operating profit of the segments to an operating loss on a consolidated basis. Amortization of goodwill in the amount of $2,515,530 is also included.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 14:      INDUSTRY SEGMENTS (continued)
              Pre-consolidation net income (loss) is as follows:

                                                    1999               1998                  1997
                                             -----------------   -----------------    ------------------
              Dynamic                        $     (10,980,650)  $      (5,320,553)   $       (5,531,798)
              MMC/GmBH                                       0                   0            (1,127,675)
              P & H                                          0                   0               (51,804)
              Genesis                               (2,093,190)           (981,840)            2,845,514
              GCCA                                     (19,762)            160,540               542,452
                                             -----------------   -----------------    ------------------
                                                   (13,093,602)         (6,141,853)           (3,323,311)
              (Tax) benefit adjustment                       0                   0              (222,535)
                                             -----------------   -----------------    ------------------

                Adjusted Net Loss            $     (13,093,602)  $      (6,141,853)   $       (3,545,846)
                                             =================   =================    ==================

           For 1999, revenue from the following clients exceeded 5% of total management fees: Aberdeen 5.81%, Franklin 6.34%, Bradley 5.75%, Franklin County 6.69%, Tyler Holmes 7.18%, Montfort Jones 6.31%, Sharkey 6.01%, Simpson 7.44%, Lackey 5.26%, and Perry 6.77%.

           For 1998, revenue from the following clients exceeded 5% of total management fees: Bradley 6.2%, Franklin County 7.2%, Holly Springs 5.7%, Lackey 5.7%, Morehouse 6.2%, Richardson 5.9%, Tyler Holmes 6.1%, Senatobia 6.2%, North Sunflower 5.5%, Sharkey 5.9% , Aberdeen 5.9%, Montfort Jones 6.0%, Cumberland 6.2%, and Dardanelle 6.0%.

           For 1997, revenue from the following clients exceeded 5% of total management fees: Bradley 5.3%, Franklin County 6.2%, Morehouse 5.3%, Richardson 5.0%, Tyler Holmes 5.2%, Senatobia 5.3%, Sharkey 5.0%, Aberdeen 5.0%, Montfort Jones 5.1%, Cumberland 5.3%, and Dardanelle 5.1%.

NOTE 15:   ACQUISITION OF SUBSIDIARIES
           During 1996, $1,000,000 cash was paid to acquire 50% of the outstanding common stock of P & H in a purchase transaction. The results of operations of P & H for all of 1996 are included in the consolidated statements of operations.

           During 1997, the remaining 50% of P&H was acquired in exchange for 214,287 shares of stock with an agreed value of $750,000.

           In December 1996, the Company purchased 100% of the outstanding stock of Genesis for $25,373,000. $15,050,000 was paid in cash or notes and accounts payable. $10,323,000 was paid by issuing 3,100,000 shares of restricted common stock at a value of $3.33 per share. $24,262,775 of the purchase price has been allocated to goodwill which is being amortized over ten years.

           In March of 1997, the Company acquired GCCA as a wholly owned subsidiary. Cash of $500,000 and 150,000 shares of restricted stock valued at $2.00 per share were given for 100% of the outstanding stock of GCCA. $595,000 of the purchase price has been allocated to goodwill which is being amortized over five years. The results of operations for GCCA for April thru December 31, 1997 are included in the consolidated statements of operations.

NOTE 16:   1998 EVENTS
           On February 25, 1998, the Company announced that it would spin-off two of its subsidiaries, MMC (which includes GmBH) and P&H, into a new public entity to be called MW Medical, Inc. If the spin-off had occurred on December 31, 1997, the consolidated total assets would have been reduced by about $2.5 million and consolidated total liabilities would have been reduced by about $.8 million.

           The loss associated with MMC and P&H for the year ended December 31, 1997 was about $1.18 million.

           In 1998, Dynamic recorded a $2.17 million charge to bad debts to reflect money due to it from MMC/GmBH which was not repaid. The spin-off was accounted for as a gain on disposition of subsidiaries in the amount of $256,493 which was a result of recapture of negative basis of the investment in subsidiaries. Each subsidiary maintained its own accounting records. There was no allocation of assets or liabilities when the entities were spun-off.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                        December 31, 1999, 1998, and 1997


NOTE 17:      EXTRAORDINARY ITEM
           As discussed in Note 9, the Company in early 1999 was able to reduce its long-term convertible debt by almost half.

              The Company recorded extraordinary item income of $7,955,831. The gain was determined based on the amount of debt forgiven less the value of the common stock given to effect the transaction.

              The discharge of indebtedness income will be non-taxable as the Company is insolvent for tax purposes under Code Section 108 of the Internal Revenue Code.

                                                                    EXHIBIT 11

                            DYNAMIC ASSOCIATES, INC.
                        CALCULATION OF EARNINGS PER SHARE


                                                                                                   Weighted
                                                           Common             Months                Average
                                                           Shares           Outstanding             Shares
                                                     -----------------    ----------------    ------------------
Year Ended December 31, 1999

Balance at December 1998                                    14,223,929                  12            14,223,929
   Issuance to retire debt                                   4,162,500               10.16             3,523,870
                                                     -----------------                        ------------------

Balance at December 31, 1999                                18,386,429                                17,747,799

   Loss for year ended December 31, 1999                                                      $      (13,093,602)
   Loss per share                                                                             $             (.74)

Year Ended December 31, 1998

Balance at December 31, 1997                                13,973,929                  12            13,973,929
   Sale of stock                                               250,000               10.16               211,644
                                                     -----------------                        ------------------

Balance at December 31, 1998                                14,223,929                                14,185,573

   Loss for year ended December 31, 1998                                                      $       (6,141,853)
   Loss per share                                                                             $             (.43)

Year Ended December 31, 1997

Balance at December 31, 1996                                12,158,900                  12            12,158,900
   Sale of stock                                             1,022,600                 6.6               564,304
   Issuance to acquire Geriatric                               150,000                11.0               137,500
   Issuance to retire debt                                     428,142                 3.5               124,875
   Issuance to acquire 50% of P&H                              214,287                 4.0                71,429
                                                     -----------------                        ------------------

Balance at December 31, 1997                                13,973,929                                13,057,008

   Loss for year ended December 31, 1997                                                      $       (3,545,846)
   Loss per share                                                                             $             (.27)


                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                                                  September 30,        December 31,
                                                                                  2000                    1999
                                                                                  (Unaudited)             (Audited)
                                                                              -----------------      --------------
ASSETS
   CURRENT ASSETS
       Cash and cash equivalents                                                $         579,775  $          181,826
       Accounts receivable (less allowance for doubtful accounts of
          $1,157,472 in 2000 and $933,909 in 1999)                                      2,242,949           2,065,028
       Other receivables                                                                        0              70,589
       Prepaid expense and other current assets                                            18,755               1,600
                                                                                -----------------  ------------------

                                                            TOTAL CURRENT ASSETS        2,841,479           2,319,043

   PROPERTY, PLANT & EQUIPMENT                                                             83,408              89,016

   OTHER ASSETS
       Deferred debt issue costs (less amortization of $399,388 in 2000
          and $316,432 in 1999)                                                           477,809             560,765
       Goodwill                                                                         1,590,000           1,590,000
                                                                                -----------------  ------------------
                                                                                         2,067,809          2,150,765
                                                                                ------------------ ------------------

                                                                                $        4,992,696 $        4,558,824
                                                                                ================== ==================

LIABILITIES & (DEFICIT)
   CURRENT LIABILITIES
       Accounts payable                                                         $          14,482  $           63,363
       Accrued expenses                                                                   725,241             636,179
       Current portion of long-term debt                                                   13,098               4,349
       Accrued interest payable                                                           846,449             366,305
                                                                                -----------------  ------------------
                                                     TOTAL CURRENT LIABILITIES          1,599,270           1,070,196

   Long-term debt                                                                           9,095               5,857
   Convertible notes                                                                    8,676,500           8,676,500
                                                                                -----------------  ------------------
                                                                                        8,685,595           8,682,357
                                                                                -----------------  ------------------
                                                             TOTAL LIABILITIES         10,284,865           9,752,553

   STOCKHOLDERS' (DEFICIT)
       Common Stock $.001 par value:
          Authorized - 25,000,000 shares
          Issued and outstanding 18,386,429 shares                                         18,386              18,386
       Additional paid-in capital                                                      19,146,474          19,146,474
       Retained deficit                                                               (24,457,029)        (24,358,589)
                                                                                -----------------  ------------------
                                                 TOTAL STOCKHOLDERS' (DEFICIT)         (5,292,169)         (5,193,729)
                                                                                -----------------  ------------------

                                                                                $       4,992,696  $        4,558,824
                                                                                =================  ==================



See Notes to Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                                        Three Months Ended September 30,        Nine Months Ended September 30,
                                                            2000                1999               2000                1999
                                                     ------------------  -----------------   -----------------  ------------------
Management fees                                      $        1,472,353  $       2,055,890   $       4,834,805  $        6,569,302
                                                     ------------------  -----------------   -----------------  ------------------
                                                              1,472,353          2,055,890           4,834,805           6,569,302

General & administrative expenses                             1,443,565          1,682,322           4,368,662           5,104,844
Depreciation                                                      9,768              9,347              19,233              39,401
Amortization of goodwill                                              0            636,320                   0           1,908,960
Bad debts                                                      (101,435)           844,103              46,565           2,018,180
                                                     ------------------  -----------------   -----------------  ------------------
                                                              1,351,898          3,172,092           4,434,460           9,071,385
                                                     ------------------  -----------------   -----------------  ------------------

                        NET OPERATING INCOME (LOSS)             120,455         (1,116,202)            400,345          (2,502,083)

OTHER INCOME (EXPENSE)
   Interest income                                                   59              2,242                  59               2,893
   Interest expense                                            (166,128)          (193,837)           (498,844)           (677,661)
   Unrealized (decrease) in investment                                0                  0                   0             (13,000)
                                                     ------------------  -----------------   -----------------  ------------------
                                                               (166,069)          (191,595)           (498,785)           (687,768)
                                                     ------------------  -----------------   -----------------  ------------------

                     NET (LOSS) BEFORE INCOME TAXES             (45,614)        (1,307,797)            (98,440)         (3,189,851)

INCOME TAX EXPENSE (BENEFIT)                                          0             (1,800)                  0             300,000
                                                     ------------------  -----------------   -----------------  ------------------

                                  NET (LOSS) BEFORE
                                 EXTRAORDINARY ITEM             (45,614)        (1,305,997)            (98,440)         (3,489,851)

Extraordinary item - Gain on restructuring of debt
   (no applicable income taxes)                                       0                  0                   0           7,955,831
                                                     ------------------  -----------------   -----------------  ------------------

                                  NET INCOME (LOSS)  $          (45,614) $      (1,305,997)  $         (98,440) $        4,465,980
                                                     ==================  =================   =================  ==================

BASIC AND DILUTED (LOSS) PER SHARE
Net income (loss) per weighted average share:
   Operations                                        $             (.00) $            (.07)  $            (.01) $             (.20)
   Extraordinary item                                               .00                .00                 .00                 .46
                                                     ------------------  -----------------   -----------------  ------------------

                                  NET INCOME (LOSS)  $             (.00) $            (.07)  $            (.01) $              .26
                                                     ==================  =================   =================  ==================

Weighted average number of common shares
   used to compute net income (loss) per weighted
   average share                                             18,386,429         18,386,429          18,386,429          17,461,429
                                                     ==================  =================   =================  ==================



See Notes to Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                               Nine months ended September 30,
                                                                                  2000                1999
                                                                           ------------------  -----------------
OPERATING ACTIVITIES
   Net income (loss)                                                       $          (98,440) $       4,465,980
   Adjustments to reconcile net income (loss) to cash used by operating activities:
       Depreciation and amortization                                                  102,189          2,047,508
       Non-cash debt restructuring                                                          0         (7,955,831)
       Book value of disposed assets                                                        0             72,041
       Bad debts                                                                       46,565          2,018,180
       Unrealized change in investment                                                      0             13,000
       Deferred taxes                                                                       0            300,000
   Changes in assets and liabilities:
       Accounts receivable                                                           (153,897)        (1,523,549)
       Prepaid expenses and other                                                     (17,155)            87,721
       Accounts payable and accrued expenses                                          520,325            111,333
                                                                           ------------------  -----------------

                                NET CASH USED BY OPERATING ACTIVITIES                 399,587           (363,617)

INVESTING ACTIVITIES
   Loan - other                                                                         4,067                  0
   Deposits                                                                                 0                410
                                                                           ------------------  -----------------

                     NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                   4,067                410

FINANCING ACTIVITIES
   Cash from (to) subsidiaries                                                         (5,705)                 0
   Principal payments on debt                                                               0             (3,290)
                                                                           ------------------  -----------------

                                                   NET CASH (USED) BY
                                                 FINANCING ACTIVITIES                  (5,705)            (3,290)
                                                                           ------------------  -----------------

                                DECREASE IN CASH AND CASH EQUIVALENTS                 397,949           (366,497)

Cash and cash equivalents at beginning of period                                      181,826            478,418
                                                                           ------------------  -----------------

                           CASH AND CASH EQUIVALENTS AT END OF PERIOD      $          579,775  $         111,921
                                                                           ==================  =================

SUPPLEMENTAL INFORMATION
   Cash paid for interest                                                  $           18,700  $         292,976
   Cash paid for income taxes                                                               0             23,931


During 2000, the Company purchased equipment in the amount of $13,625 on a contract. During 1999, the Company issued 4,162,500 shares of its restricted common stock and 8,325,000 warrants to purchase stock at $1.50 per share until December 31, 2000 to retire debt of $8,325,000 and accrued interest of $912,881.




See Notes to Financial Statements.

                    DYNAMIC ASSOCIATES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               September 30, 2000


NOTE 1:           SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

         Basis of Presentation

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted auditing principles for complete financial statements. The unaudited financial statements should, therefore, be read in conjunction with the financial statements and notes thereto in the Report on Form 10KSB for the year ended December 31, 1999. In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary for a fair presentation, have been included. The results of operations for the three and nine-month periods ended September 30, 2000 are not necessarily indicative of the results that may be expected for the entire fiscal year.

                                   Appendix D




                                       TELE-LAWYER, INC.



                                       FINANCIAL
                                       STATEMENTS



                                       YEARS ENDED
                                       APRIL 30, 2000
                                       AND  1999







                                       Piercy, Bowler,
                                       Taylor & Kern
                                       Certified Public Accountants
                                       & Business Advisors
                                       A Professional Corporation

Tele-Lawyer, Inc.
April 30, 2000 & 1999

                             CONTENTS


                                                           Page
Independent auditors' report                                 1
Financial statements:
Balance sheets                                               2
Statements of operations                                     3
Statements of stockholders' equity                           4
Statements of cash flows                                     5
Notes to the financial statements                          6 - 7

Piercy, Bowler,
Taylor & Kern
Certified Public Accountants & Business Advisors
                                              Telephone: (702) 384-1120
                                                    Fax: (702) 870-2424

                      INDEPENDENT AUDITOR'S REPORT

Shareholders and Board of Directors
Tele-Lawyer, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheets of Tele-Lawyer, Inc. as of April 30, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tele-Lawyer, Inc. as of April 30, 2000 and 1999 and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

/S/ Piercy, Bowler, Taylor & Kern

September 11, 2000




6100 Elton Avenue        Suite 1000           Las Vegas, Nevada 89107

TELE-LAWYER, INC.
BALANCE SHEETS
APRIL 30, 2000 AND 1999
-----------------------------------------------------------------------

                                                 2000       1999
                                              --------    -------
ASSETS
Current Assets
Cash and cash equivalents                   $1,041,138     $8,213

Accounts receivable                              4,371
                                            ----------     ------
                                             1,045,509      8,213


Property and equipment, net of
accumulated depreciation of $38,704
in 2000 and 1999                                 3,394
                                            ----------     ------
                                            $1,048,903     $8,213


LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities
Accounts payable                               $54,585
                                            ----------

Stockholders' equity

Common stock,$0.001 par and no par,
25,000,000 and 100,000 shares authorized,
5,341,666 and 1,000 shares issued and
outstanding                                      5,342   $400,000

Additional paid-in capital                   1,419,657

Accumulated deficit                           (430,681)  (391,787)
                                            ----------     ------
                                               994,318      8,213
                                            ----------     ------

                                            $1,048,903     $8,213





See Notes to Financial Statements                               2

TELE-LAWYER, INC.
STATEMENTS OF OPERATIONS
YEARS ENDED APRIL 30, 2000 AND  1999

-----------------------------------------------------------------------

                                                 2000       1999
                                              --------    -------
Revenues

Legal support services                        $204,720   $128,684
                                            ----------     ------

Operating costs and expenses

Legal support services                          63,796     50,598

Software research and development costs         51,696        355

Selling, general, and administrative           137,983    113,945
                                            ----------     ------
                                               253,475    164,898
                                            ----------     ------

Loss from operations                           (48,755)   (36,214)

Other income

Interest                                         8,462        644

Rentals                                          1,400
                                            ----------     ------
Net loss                                     $ (38,893) $ (35,570)
                                            ----------     ------





See notes to financial statements                              3

TELE-LAWYER, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED APRIL 30, 2000 AND  1999



                     Change in
                     number of
                     shares issued   Common     Additional
                     and out-       Stock Par    Paid-in    Retained
                     standing        Value       Capital    Earnings
                    ----------      ---------   ----------  --------


Balance,
Saturday,
May 01, 1999            1,000	      $            $400,000   $391,788

Stock split of
5,000 to 1          4,999,000         5,000        (5,000)

Net loss                                                     (38,894)

Sale of common
Shares                341,666           342     1,024,657

                    ----------      ---------   ----------  --------

Balance, Sunday,
April 30, 2000      5,341,666        $5,342    $1,419,657   $352,894
                    ----------      ---------   ----------  --------

Balance, Friday,
May 01, 1998            1,000        $           $400,000  $(356,218)

Net income (loss)                                            (35,570)

Balance, Saturday,
May 01, 1999            1,000	       $           $400,000  $(391,788)






See notes to financial statements                               4

TELE-LAWYER, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED APRIL 30, 2000 AND  1999

-----------------------------------------------------------------------

                                                 2000       1999
                                              --------    -------
Operating activities

Net cash provided by (used in)
operating activities                       $    11,321   $(38,879)
                                            ----------   ---------

Investing activities

Purchase of property and equipment              (3,395)
                                            ----------   ---------
Financing activities

Sale of common stock                         1,024,999
                                            ----------   ---------

Net increase (decrease) in cash and
cash equivalents                             1,032,925    (38,879)

Cash and cash equivalents,
beginning of year                                8,213     47,092
                                            ----------   ---------

Cash and cash equivalents,
end of year                                 $1,041,138   $  8,213
                                            ----------   ---------

Reconciliation of net loss to net
cash provided by (used in)
operating activities

Net income (loss)                           $  (38,893)  $(35,570)

Increase in operating (assets)
liabilities

  Accounts receivable                           (4,371)

  Accounts payable                              54,585

  Other operating liabilities                              (3,309)
                                            ----------   ---------

Net cash provided by (used in)
operating activities                        $   11,321   $(38,879)





See notes to financial statements                               5

TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2000 AND 1999
-----------------------------------------------------------------------

1.   Nature of operations and background information:

Business activities. Tele-Lawyer, Inc., a Nevada corporation, (the Company) is in the business of arranging for the provision of legal advice and information to consumers of legal services through licensed attorneys. Other legal support services that the Company offers include continuing professional education for attorneys and specialized telephone conferencing services for professionals, associations and the general public. The Company is in the process of further expanding its legal support services and geographic coverage to create a more comprehensive nationwide hub for access to these services.

Concentrations. Because the Company generates substantial revenue from relatively few contracts with certain associations, a decline in the size or number of these arrangements could adversely affect future operations. For the most recent operating period presented, one association accounted for approximately 74% of the Company's revenues.
This contract expires in December 2000.   The renewal of the contract
and certain other terms are currently being negotiated. For the prior operating period, four other customers accounted for approximately the same percentage of the Company's revenues.

2.   Summary of significant accounting policies:

Use of estimates. Timely preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts, some of which may require revision in future periods.

Cash equivalents.   Cash equivalents consist of  federally insured
money market instruments with initial maturities of three months or less.

Property and equipment. Property and equipment are stated at cost. Depreciation is computed using the straight-line and declining balance methods over the estimated useful lives of the assets (generally two to ten years).

Revenue recognition.   Legal support services revenue  is recognized as
the services are provided. Revenue from service contracts is recognized ratably over the contract term. Customer charges for service customization are generally recognized when the services are completed.

Advertising expenses. Advertising (totaling $5,100 and $9,290 for the most recent and prior year) is expensed as incurred and is also included in selling, general and administrative expenses.

Software research and development costs. Costs incurred in creating computer software are expensed when incurred until technological feasibility has been established for the product. Thereafter, costs are capitalized and amortized over the remaining expected economic life of the product.

Stock compensation. The Company accounts for stock- based employee compensation using the intrinsic value method described in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to
Employees.

3.   Equity:

Common stock.   In March 2000,  pursuant to Rule 506 of Regulation D of
the Securities Act of 1933, the Company sold a total of 341,666 shares of its common stock at $3 per share to two investors. The Company is considering additional private placements to fund expansion plans, however, there is no assurance that such funding or the expansion of services will occur.

Negotiations with a partnering company. The Company is in the process of reacquiring the rights to offer its legal support services in certain midwestern states from a partnering company. Negotiations are ongoing, and management believes that they will result in the issuance of 100,000 shares or more, and / or warrants to purchase such shares, of the Company's common stock.

Stock options, employment and consultancy agreements.   In December
1999, the Company adopted an incentive stock option plan. The plan authorizes the Company to issue options totaling up to 15% of the
outstanding shares of the Company, not to exceed  2,500,000.   As of
the most recent balance sheet date presented, options to purchase 325,000 common shares at $1 per share have been issued and 91,666 have vested with an additional 116,667 vesting on both June 15, 2000 and December 15, 2000. The options expire on the earlier of three years from the date of issuance or three months following termination of employment or the business relationship. The estimated fair value of the Company's common stock on the grant dates approximated the exercise price. Accordingly, no compensation is recorded for these grants under the intrinsic or fair value method, and no proforma information is required for employee compensation under the alternative fair value method.

Subsequent to the most recent balance sheet date, the Company entered into employment or consultancy agreements with certain individuals for unspecified periods. The agreements may be terminated by the Company at any time without cause. Some require a nominal severance payment. The agreements, among other things, provide for

TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED APRIL 30, 2000 AND  1999
-----------------------------------------------------------------------

base and incentive cash compensation and for the issuance of additional options to purchase 448,748 common shares at exercise prices equal to the most recent sales price of the Company's stock at or from the date of the grant. 46,917 of the options are exercisable beginning June 2000, and additional options are exercisable beginning in December 2000 (146,750), June 2001 (146,750), and June 2002 (108,333). Under these agreements, the base annual cash compensation for these individuals total $649,000 plus approximately $150,000 payable in common stock of the Company for the year ending April 30, 2001. Incentive cash compensation for 2001 is generally limited to 5% of earnings before interest, depreciation and taxes (EBITDA), provided that EBITDA is at least $2,400,000.

4.  Income taxes:

The Company's effective tax rate differs from the federal statutory rate due to a 100% valuation allowance provided for any tax benefits that may result from net operating losses incurred, because of uncertainty regarding realizability.

As of the most recent balance sheet date presented, the Company has available unused operating loss carryforwards expiring as follows:

Expiring in

2004                            $291,370

2017                              41,878

2019                              37,624

2020                              38,893
                                --------
                                $409,765
                                --------

5.   Lease commitment:

The Company has an operating lease commitment for office facilities expiring in May 2001. Rent expense for the most recent and prior operating periods presented was approximately $21,000 and $3,000. Future minimum lease payments total $154,000 ($138,000 for the year ending April 30, 2001).

                                       TELE-LAWYER, INC.


                                       UNAUDITED
                                       INTERIM
                                       FINANCIAL
                                       STATEMENTS



                                       NINE MONTHS ENDED
                                       JANUARY 31, 2001

                            Tele-Lawyer, Inc.
                             Balance Sheets
                   January 31, 2001 and April 30, 2000

 -----------------------------------------------------------------
                                          (unaudited)  (unaudited)
                                           31-Jan-01    30-Apr-00
                                          -----------   ----------

ASSETS

Current Assets

Cash and cash equivalents                   169,652     1,041,138

Accounts receivable                          10,000         4,371
                                          -----------   ----------
                                            179,652     1,045,509

Property and equipment,
net of accumulated depreciation              87,033         3,394
                                          -----------   ----------
                                            266,685     1,048,903


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts payable                             50,044        54,585

Stockholders' equity

Common stock, $0.001 par and no par,
25,000,000 shares authorized,
5,341,666 shares issued and
outstanding                                   5,342         5,342

Additional paid-in capital                1,494,657     1,419,657

Accumulated deficit                      (1,283,358)     (430,681)
                                          -----------   ----------
                                            216,641       994,318
                                          -----------   ----------
                                            266,685     1,048,903
                                          -----------   ----------

                            Tele-Lawyer, Inc.
                        Statements of Operations
            Three Months Ended January 31,2001, October 31, 2000
                  And Nine Months Ended January 31, 2001
   -------------------------------------------------------------------

                        (unaudited) (unaudited) (unaudited)(unaudited)
                           Three        Three       Three      Nine
                           Months       Months      Months     Months
                           Ended        Ended       Ended      Ended
                         31-Jul-00   31-Oct-00   31-Jan-01  31-Jan-01
                         ----------  ----------  ----------- ---------

Revenues

Legal support
Services                   57,686      125,420     206,785    389,892
                         ----------  ----------  ----------- ---------

Operating costs and
expenses

Legal support services     30,487       49,061      43,273    122,820

Software research and
development costs         156,363      216,984     185,704    559,052

Selling, general, and
Administrative            174,630      212,992     196,372    583,994
                         ----------  ----------  ----------- ---------
                          361,480      479,037     425,349  1,265,866
                         ----------  ----------  ----------- ---------
Loss from operations     (303,793)    (353,617)   (218,564)  (875,974)
                         ----------  ----------  ----------- ---------

Other income

Interest                   12,655        7,492       1,549     21,697

Rentals                       400          800         400      1,600
                         ----------  ----------  ----------- ---------
Net loss                 (290,738)    (345,325)   (216,614)  (852,677)
                         ----------  ----------  ----------- ---------

TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
THREE QUARTERS ENDED JANUARY 31, 2001
-----------------------------------------------------------------------

1.   Nature of operations and background information:

Business activities. Tele-Lawyer, Inc., a Nevada corporation, (the Company) is in the business of arranging for the provision of legal advice and information to consumers of legal services through licensed
attorneys.     Other legal support services that the Company offers
include continuing professional education for attorneys and specialized telephone conferencing services for professionals, associations and the general public. The Company is in the process of further expanding its legal support services and geographic coverage to create a more comprehensive nationwide hub for access to these services.

Concentrations. Because the Company generates substantial revenue from relatively few contracts with certain associations, a decline in the size or number of these arrangements could adversely affect future operations.

2.   Summary of significant accounting policies:

Use of estimates. Timely preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts, some of which may require revision in future periods.

Cash equivalents.   Cash equivalents consist of federally insured money
market instruments with initial maturities of three months or less.

Property and equipment. Property and equipment are stated at cost. Depreciation is computed using the straight-line and declining balance methods over the estimated useful lives of the assets (generally two to ten years).

Revenue recognition.   Legal support services revenue is recognized as
the services are provided. Revenue from service contracts is recognized ratably over the contract term. Customer charges for service customization are generally recognized when the services are completed.

Advertising expenses. Advertising is expensed as incurred and is included in selling, general and administrative expenses.

Software research and development costs. Costs incurred in creating computer software are expensed when incurred until technological feasibility has been established for the product. Thereafter, costs are capitalized and amortized over the remaining expected economic life of the product.

Stock compensation. The Company accounts for stock-based employee compensation using the intrinsic value method described in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to
Employees.

3.   Equity:

Common stock.   In March 2000 and January 2001, pursuant to Rule 506 of
Regulation D of the Securities Act of 1933, the Company sold a total of 341,666 and 25,000 shares, respectively of its common stock at $3 per share. The Company is considering additional private placements to fund expansion plans, however, there is no assurance that such funding or the expansion of services will occur.

Stock options, employment and consultancy agreements.   In December
1999, the Company adopted an incentive stock option plan. The plan authorizes the Company to issue options totaling up to 15% of the
outstanding shares of the Company, not to exceed 2,500,000.   As of the
most recent balance sheet date presented, options to purchase 325,000 common shares at $1 per share have been issued and have fully vested. The options expire on the earlier of three years from the date of issuance or three months following termination of employment or the business relationship. The estimated fair value of the Company's common stock on the grant dates approximated the exercise price. Accordingly, no compensation is recorded for these grants under the intrinsic or fair value method, and no proforma information is required for employee compensation under the alternative fair value method.

The Company has entered into employment or consultancy agreements with certain individuals for unspecified periods.

TELE-LAWYER, INC.
NOTES TO FINANCIAL STATEMENTS
THREE QUARTERS ENDED JANUARY 31, 2001
-----------------------------------------------------------------------

The agreements may be terminated by the Company at any time without cause. Some require a nominal severance payment. As of the most recent balance sheet date presented, the agreements, among other things, provide for base and incentive cash compensation and for the issuance of options to purchase 386,000 common shares at exercise prices equal to the most recent sales price of the Company's stock at or from the date of the grant. 118,666 of the options are exercisable. Under these agreements, the base annual cash compensation for these individuals totals $568,000. Incentive cash compensation for 2001 is generally limited to 5% of earnings before interest, depreciation and taxes (EBITDA), provided that EBITDA is at least $2,400,000.

As of the most recent balance sheet date presented, warrants to purchase 450,000 common shares at $3 per share have been issued and have fully vested.

4.   Income taxes:

The Company's effective tax rate differs from the federal statutory rate due to a 100% valuation allowance provided for any tax benefits that may result from net operating losses incurred, because of uncertainty regarding realizability.

As of the most recent balance sheet date presented, the Company has available unused operating loss carryforwards expiring as follows:

Expiring in

2004                  $	291,370

2017                     41,878

2019                     37,624

2020                     38,893
                      ---------
                       $409,765
                      ---------

5.   Lease commitment:

The Company has an operating lease commitment for office facilities expiring in May 2001. Future minimum lease payments total $154,000 ($138,000 for the year ending April 30, 2001).

                                                                4